                                                                       EXHIBIT I

                             PRELIMINARY TERM SHEET

                         [CITI FINANCIAL MORTGAGE LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-3
                $[662,893,000] OFFERED CERTIFICATES (APPROXIMATE)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP I CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

                                                        Est.    Est. Prin.  Expected     Stated         Expected
              Approx.                                   WAL       Window     Final       Final          Ratings
Class    Size ($) (1)(2)       Type         Bmark      (yrs)      (mos)     Maturity    Maturity   (S&P/Moody's/Fitch)
----------------------------------------------------------------------------------------------------------------------
 AF-1     [169,387,000]   Floater - Senior   1mL       1.00       1 - 27    Dec 2005    Aug 2033     AAA / Aaa / AAA
 AF-2      [56,508,000]    Fixed - Senior   SWAPS      3.00      27 - 52    Jan 2008    Aug 2033     AAA / Aaa / AAA
 AF-3      [18,225,000]    Fixed - Senior   SWAPS      5.00      52 - 71    Aug 2009    Aug 2033     AAA / Aaa / AAA
 AF-4      [21,816,000]    Fixed - Senior   SWAPS      7.34      71 - 92    May 2011    Aug 2033     AAA / Aaa / AAA
 AF-5      [35,458,000]    Fixed - Senior   SWAPS      6.42      40 - 92    May 2011    Aug 2033     AAA / Aaa / AAA
                                 NAS
 MF-1      [19,502,000]     Fixed - Mezz    SWAPS      5.37      38 - 92    May 2011    Aug 2033      AA / Aa2 / AA
 MF-2      [15,956,000]     Fixed - Mezz    SWAPS      5.35      38 - 92    May 2011    Aug 2033        A / A2 / A
 MF-3      [12,410,000]     Fixed - Mezz    SWAPS      5.34      37 - 92    May 2011    Aug 2033     BBB / Baa2 / BBB

                                   TO MATURITY

                                                        Est.    Est. Prin.  Expected    Stated          Expected
              Approx.                                   WAL       Window     Final       Final          Ratings
Class    Size ($) (1)(2)       Type         Bmark      (yrs)      (mos)     Maturity    Maturity   (S&P/Moody's/Fitch)
----------------------------------------------------------------------------------------------------------------------
 AF-1     [169,387,000]   Floater - Senior   1mL       1.00       1 - 27    Dec 2005    Aug 2033     AAA / Aaa / AAA
 AF-2      [56,508,000]    Fixed - Senior   SWAPS      3.00      27 - 52    Jan 2008    Aug 2033     AAA / Aaa / AAA
 AF-3      [18,225,000]    Fixed - Senior   SWAPS      5.00      52 - 71    Aug 2009    Aug 2033     AAA / Aaa / AAA
 AF-4      [21,816,000]    Fixed - Senior   SWAPS     10.75      71 -216    Sep 2021    Aug 2033     AAA / Aaa / AAA
 AF-5      [35,458,000]    Fixed - Senior   SWAPS      6.82      40 -214   July 2021    Aug 2033     AAA / Aaa / AAA
                                 NAS
 MF-1      [19,502,000]     Fixed - Mezz    SWAPS      6.09      38 -179    Aug 2018    Aug 2033      AA / Aa2 / AA
 MF-2      [15,956,000]     Fixed - Mezz    SWAPS      6.01      38 -165    Jun 2017    Aug 2033        A / A2 / A
 MF-3      [12,410,000]     Fixed - Mezz    SWAPS      5.88      37 -146    Nov 2015    Aug 2033     BBB / Baa2 / BBB

                                  PRICING SPEED

GROUP I - FIXED               23% HEP

GROUP II - ARMS               27% CPR

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

                                                        Est.    Est. Prin.  Expected     Stated         Expected
              Approx.                                   WAL       Window     Final       Final          Ratings
Class    Size ($) (1)(2)       Type         Bmark      (yrs)      (mos)     Maturity    Maturity   (S&P/Moody's/Fitch)
----------------------------------------------------------------------------------------------------------------------
 AV-1     [361,499,000]   Floater - Senior   1mL       2.25       1 - 92    May 2011    Aug 2033     AAA / Aaa / AAA
 MV-1      [30,487,000]     Floater - Mezz   1mL       5.02      41 - 92    May 2011    Aug 2033      AA / Aa2 / AA
 MV-2      [21,777,000]     Floater - Mezz   1mL       4.93      39 - 92    May 2011    Aug 2033        A / A2 / A
 MV-3      [21,778,000]     Floater - Mezz   1mL       4.88      37 - 92    May 2011    Aug 2033     BBB / Baa2 / BBB

                                   TO MATURITY

                                                        Est.    Est. Prin.  Expected     Stated         Expected
              Approx.                                   WAL       Window     Final       Final          Ratings
Class    Size ($) (1)(2)       Type         Bmark      (yrs)      (mos)     Maturity    Maturity   (S&P/Moody's/Fitch)
----------------------------------------------------------------------------------------------------------------------
 AV-1    [361,499,000]    Floater - Senior   1mL       2.41      1 - 191    Aug 2019    Aug 2033     AAA / Aaa / AAA
 MV-1     [30,487,000]      Floater - Mezz   1mL       5.43     41 - 160    Jan 2017    Aug 2033      AA / Aa2 / AA
 MV-2     [21,777,000]      Floater - Mezz   1mL       5.29     39 - 146    Nov 2015    Aug 2033        A / A2 / A
 MV-3     [21,778,000]      Floater - Mezz   1mL       5.12     37 - 129    Jun 2014    Aug 2033     BBB / Baa2 / BBB

                                  PRICING SPEED

GROUP I - FIXED               23% HEP

GROUP II - ARMS               27% CPR

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                        CitiFinancial Mortgage Securities Inc.
                                    REMIC Pass-Through Certificates, Series
                                    2003-3

Certificates Offered:               $[301,394,000] Group I Senior Certificates
                                    $[361,499,000] Group II Senior Certificates
                                    (each subject to a variance of 5%)

Issuer:                             CitiFinancial Mortgage Securities Inc.

Originator and Servicer:            CitiFinancial Mortgage Company, Inc.

Servicer Fee:                       0.50% per annum

Trustee:                            U.S. Bank National Association

Administrative Fee:                 0.02% per annum

Note Custodian:                     Wachovia Bank, N.A.

Group I Certificates:               Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, and Class AF-5, Class MF-1, Class
                                    MF-2 and Class MF-3 Certificates

Group II Certificates:              Class AV-1, Class MV-1, Class MV-2 and Class
                                    MV-3 Certificates

Group I Senior Certificates:        Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4 and Class AF-5 Certificates

Group I Subordinate Certificates:   Class MF-1, Class MF-2 and Class MF-3
                                    Certificates

Group II Senior Certificates:       Class AV-1 Certificates

Group II Subordinate Certificates:  Class MV-1, Class MV-2 and Class MV-3
                                    Certificates

The Offered Certificates:           Class AF-1, Class AF-2, Class AF-3,
                                    Class AF-4, Class AF-5 and Class AV-1
                                    Certificates

The Non-Offered Certificates:       Class MF-1, Class MF-2, Class MF-3,
                                    Class MV-1, Class MV-2 and Class MV-3
                                    Certificates

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:                The Offered Certificates are expected to
                                    receive ratings of AAA/Aaa/AAA from Standard
                                    & Poor's Ratings Service, a division of The
                                    McGraw-Hill Companies, Inc. ("S&P") ,
                                    Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings Service ("Fitch").

Underwriters:                       Citigroup Global Markets Inc. (lead manager)
                                    Banc One Capital Markets, Inc. (co-manager)
                                    Greenwich Capital Markets (co-manager)

Pricing Date:                       September [ ], 2003

Settlement Date:                    September 25, 2003

Record Date:                        For the Group I Certificates, with the
                                    exception of Class AF-1 Certificates, the last business day of the month preceding the month in which the Distribution Date occurs.
                                    For the Class AF-1 Certificates and the
                                    Group II Certificates, the business day
                                    immediately preceding the Distribution Date.

Distribution Date:                  25th of each month, or the next succeeding
                                    Business Day (First Payment Date: October
                                    27, 2003)

Cut-Off Date:                       September 1, 2003

Statistical Calculation Date:       August 22, 2003

Delay Days:                         24 days on the Group I Certificates (with
                                    the exception of the Class AF-1
                                    Certificates); 0 days on the Class AF-1
                                    Certificates and the Group II Certificates

Day Count:                          30/360 on Group I Certificates (with the
                                    exception of the Class AF-1 Certificates);
                                    Actual /360 on the Class AF-1 Certificates and the Group II Certificates

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Accrued Interest:                   With the exception of the Class AF-1
                                    Certificates, the Group I Certificates
                                    settle with accrued interest from September
                                    1, 2003. The Class AF-1 Certificates and the
                                    Group II Certificates settle flat (no
                                    accrued interest).

Interest Accrual Period:            With respect to the Group I Certificates
                                    (with the exception of the Class AF-1
                                    Certificates), interest accrues during the month preceding the current Distribution
                                    Date.

                                    With respect to the Class AF-1 Certificates and the Group II Certificates, interest accrues from the previous Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to the current Distribution Date.

Clearing:                           DTC, Euroclear or Clearstream

SMMEA Eligibility:                  The Offered Certificates are expected to be
                                    SMMEA eligible.

ERISA Eligibility:                  The Offered Certificates are expected to be
                                    ERISA eligible.

Tax Status:                         One or more REMICs for Federal income tax
                                    purposes

Company Profile:                    CitiFinancial Mortgage Company, Inc. ("CFMC"
                                    or the "Company") is a subsidiary of
                                    CitiFinancial Credit Company
                                    ("CitiFinancial"), which is a wholly-owned subsidiary of Citigroup (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels. In November of 2000, Citigroup completed its merger with Associates First
                                    Capital Corporation and merged its mortgage operations with the CitiFinancial real estate lending operations to form CFMC.

                                    CFMC currently has over 2,600 employees. The
                                    Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately $500 million per month. The Company operates a centralized Servicing Department out of four locations, three in Texas and one in Arizona. The Servicing Department has a total of over 1,300 employees servicing a $23 billion portfolio consisting of approximately 329,000 loans. CFMC's servicing is rated RPS3+ by Fitch Ratings.

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates         The monthly Pass-Through Rates of the Group
Interest Rates:                     I Senior Certificates will be as follows:
                                      Class AF-1: The lesser of:
                                                  (i)  1-month LIBOR + [TBD]%
                                                  (ii) The Group I Net WAC Cap
                                      Class AF-2    [TBD]%
                                      Class AF-3    [TBD]%
                                      Class AF-4    [TBD]%
                                      Class AF-5    [TBD]%

                                    For any Distribution Date, the Pass-Through
                                    Rate for the Class AF-1 Certificates is
                                    limited to the Group I Net WAC Cap. The
                                    Class AF-1 Certificates will be entitled to recover the resulting Group I Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Group I Subordinate Certificates    The monthly Pass-Through Rates on the Group
Interest Rates:                     I Subordinate Certificates will be as
                                    follows:
                                       Class MF-1    [TBD]%
                                       Class MF-2    [TBD]%
                                       Class MF-3    [TBD]%

Group II Senior Certificates        The monthly Pass-Through Rate of the Group
Interest Rate:                      II Senior Certificates will be as follows:
                                    Class AV-1: The lesser of:
                                                   (i)  1-month LIBOR + [TBD]%
                                                   (ii) The Group II Net WAC Cap

                                    For any Distribution Date, the Pass-Through
                                    Rate for the Group II Senior Certificates is limited to the Group II Net WAC Cap. The Group II Senior Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Group II Subordinate Interest       The monthly Pass-Through Rates on the Group
Rates:                              II Subordinate Certificates will be as
                                    follows:
                                    Class MV-1: The lesser of:
                                                  (i)  1-month LIBOR + [TBD]%
                                                  (ii) The Group II Net WAC Cap
                                    Class MV-2: The lesser of:
                                                  (i)  1-month LIBOR + [TBD]%
                                                  (ii) The Group II Net WAC Cap
                                    Class MV-3: The lesser of:
                                                  (i)  1-month LIBOR + [TBD]%
                                                  (ii) The Group II Net WAC Cap

                                    For any Distribution Date, the Pass-Through
                                    Rates for the Group II Subordinate
                                    Certificates are limited to the Group II Net
                                    WAC Cap. The Group II Subordinate
                                    Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Excess Interest:                    The initial weighted average net coupon of
                                    the Mortgage Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

Group I - Fixed
Initial Gross WAC(2):                                      [7.70]%
    Less Fees and Expenses:(1)                             (0.52)%
    Initial Certificate Coupon (approx)(2):               [(3.07)]%
                                                          ------
Approximate Initial Excess Interest(2):                    [4.11]%

Group II - ARMs
Initial Gross WAC(2):                                      [7.97]%
    Less Fees and Expenses:(1):                            (0.52)%
    Initial Certificate Coupon (approx)(2):               [(1.69)]%
                                                          ------
Approximate Initial Excess Interest(2):                    [5.76]%

                                     (1) Includes Servicer Fee Rate and
                                         Administrative Fee Rate

                                     (2) This amount will vary on each
                                         distribution date based on changes to:

                                             (i)  Interest rates on the mortgage
                                                  loans, and/or

                                             (ii) The Certificate Pass-Through
                                                  Rate

Delinquency Advances:               The Servicer will advance delinquent
                                    interest and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution
                                    Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:                 The Servicer will pay all out-of-pocket
                                    costs related to its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage
                                    Loan, (b) the costs of any judicial
                                    proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest:              The Servicer will be required to remit any
                                    interest shortfalls due to the receipt of less than 30 days of accrued interest with a full or partial prepayment to the extent funds are available after making other required distributions on the related
                                    Distribution Date, subject to a maximum of 50% of the Servicer Fee.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Principal Distribution      On any Distribution Date, the lesser of (i)
Amount:                             the outstanding principal balance of the
                                    Group I Certificates and (ii) the aggregate principal collections on the Group I
                                    Mortgage Loans minus any Group I
                                    Subordination Decrease Amount plus any Group
                                    I Subordination Increase Amount.

Group I Senior Principal            Prior to the Group I Stepdown Date or while
Distribution Amount:                a Group I Trigger Event is in effect, the
                                    Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal
                                    Distribution Amount.

                                    On or after the Group I Stepdown Date,
                                    assuming the Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of
                                    (i) the Group I Principal Distribution
                                    Amount and (ii) the excess of the
                                    outstanding principal balance of the Group I
                                    Senior Certificates over the lesser of (a) approximately [64.80]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

                                    The remaining principal amount, if any, will be allocated to the Group I Subordinate Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal                On any Distribution Date, the Class AF-5
Distribution Amount:                Principal Distribution Amount is equal to
                                    the Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation
                                    Percentage of the Group I Senior Principal
                                    Distribution Amount. The Class AF-5 Pro-Rata
                                    Allocation Percentage (the "Class AF-5
                                    Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class AF-2, Class AF-3,
                                    Class AF-4 and Class AF-5 Certificates.

                                    The Class AF-5 Lockout Percentage is equal to the following:

Distribution Dates                       Class AF-5 Lockout Percentage
------------------                       -----------------------------
      1 - 36                                          0%
     37 - 60                                         45%
     61 - 72                                         80%
     73 - 84                                        100%
85 and therafter                                    300%

Group I Net WAC Cap                 The Certificate Interest Rate of the Class
                                    AF-1 Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the "Formula
                                    RATE") and (ii) the Group I Net WAC Cap. As to any Distribution Date and the Class AF-1
                                    Certificates, the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I
                                    Mortgage Loans less the Servicer Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap Carryover:      As to any Distribution Date and the Class
                                    AF-1 Certificates, the sum of (a) the
                                    excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group I Net WAC Cap for such Class and such Distribution Date, (b) any Group I Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause
                                    (b) calculated at the related Formula Rate.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal
                                    Distribution Amount if the Group I Senior
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal
                                    Distribution Amount on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MF-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [75.80%] times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-2 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior and Class MF-1 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1
                                    Certificates after distribution of the Group
                                    I Senior and Class MF-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MF-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [84.80]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period minus the Group I OC
                                    Floor.

Class MF-3 Principal                (i) Prior to the Group I Stepdown Date and
Distribution Amount:                on any Distribution Date on which a Group I
                                    Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2
                                    Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the
                                    Group I Senior, Class MF-1 and Class MF-2
                                    Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class
                                    MF-2 Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MF-3 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [91.80]% times the
                                    outstanding principal balance of the Group I
                                    Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group I OC Floor.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal Distribution     On any Distribution Date, the lesser of (i)
Amount:                             the outstanding principal balance of the
                                    Group II Certificates and (ii) the aggregate principal collections on the Group II
                                    Mortgage Loans minus any Group II
                                    Subordination Decrease Amount plus any Group
                                    II Subordination Increase Amount.

Group II Senior Principal           Prior to the Group II Stepdown Date or while
Distribution Amount:                a Group II Trigger Event is in effect, the
                                    Group II Senior Principal Distribution
                                    Amount will equal 100% of the Group II
                                    Principal Distribution Amount.

                                    On or after the Group II Stepdown Date;
                                    assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of
                                    (i) the Group II Principal Distribution
                                    Amount and (ii) the excess of the
                                    outstanding principal balance of the Group
                                    II Senior Certificates over the lesser of
                                    (a) approximately [59.00]% times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

                                    The remaining principal amount, if any, will be allocated to the Group II Subordinate Certificates to maintain their respective Group II Stepdown Percentages.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-1 Principal Distribution   (i) Prior to the Group II Stepdown Date and
Amount:                             on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal
                                    Distribution Amount if the Group II Senior
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior Certificates after distribution of the Group II Senior
                                    Principal Distribution Amount on the related
                                    Distribution Date and (b) the outstanding principal balance of the Class MV-1
                                    Certificates immediately prior to the
                                    related Distribution Date over (ii) the
                                    lesser of (a) approximately [73.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

Class MV-2 Principal Distribution   (i) Prior to the Group II Stepdown Date and
Amount:                             on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1
                                    Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior and Class MV-1
                                    Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the excess of (i) the sum of
                                    (a) the aggregate outstanding principal
                                    balance of the Group II Senior and Class
                                    MV-1 Certificates after distribution of the Group II Senior and Class MV-1 Principal
                                    Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class
                                    MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period minus the Group II OC
                                    Floor.

Class MV-3 Principal Distribution   (i) Prior to the Group II Stepdown Date and
Amount:                             on any Distribution Date on which a Group II
                                    Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or Class
                                    MV-2 Certificates remain outstanding; 100% of the Group II Principal Distribution
                                    Amount if the Group II Senior, Class MV-1 and Class MV-2 Certificates have been reduced to zero; (ii) on or after the Group
                                    II Stepdown Date and to the extent the Group
                                    II Trigger Event is not in effect, the
                                    excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group
                                    II Senior, Class MV-1 and Class MV-2
                                    Certificates after distribution of the Group
                                    II Senior, Class MV-1 and Class MV-2
                                    Principal Distribution Amounts,
                                    respectively, on the related Distribution
                                    Date and (b) the outstanding principal
                                    balance of the Class MV-3 Certificates
                                    immediately prior to the related
                                    Distribution Date over (ii) the lesser of
                                    (a) approximately [93.00]% times the
                                    outstanding principal balance of the Group
                                    II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage
                                    Loans as of the last day of the related Due
                                    Period minus the Group II OC Floor.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Net WAC Cap:               The Certificate Interest Rates of the Group
                                    II Senior Certificates and the Group II
                                    Subordinate Certificates adjust monthly and are equal to the lesser of (i) one month
                                    LIBOR plus the applicable margin (the
                                    "Formula Rate") and (ii) the Group II Net
                                    WAC Cap. As to any Distribution Date and the
                                    Group II Senior Certificates and the Group
                                    II Subordinate Certificates, the Group II
                                    Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicer
                                    Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap Carryover:     As to any Distribution Date and the Group II
                                    Senior Certificates and the Group II
                                    Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC Cap for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause
                                    (b) calculated at the related Formula Rate.

Class Principal Carryover           As to any Class of Subordinate Certificates
Shortfall:                          and any Distribution Date, the excess, if
                                    any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate
                                    Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior
                                    Distribution Dates over (ii) the amount
                                    distributed in respect of the Class
                                    Principal Carryover Shortfall to such Class of Subordinate Certificates on prior
                                    Distribution Dates.

Class Interest Carryover            As to any class of Certificates and any
Shortfall:                          Distribution Date, an amount equal to the
                                    sum of (1) the excess of the amount of
                                    interest accrued for the preceding
                                    Distribution Date and any outstanding Class
                                    Interest Carryover Shortfall with respect to that class on the preceding Distribution
                                    Dates, over the amount in respect of
                                    interest that is actually distributed to the holders of the class on the preceding
                                    Distribution Date plus (2) one month's
                                    interest on the excess at the related
                                    Certificate Interest Rate.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions:                      Except as described in C.11 and D.11 below,
                                    collections on the Group I Mortgage Loans will only be available to make distributions on the Group I Certificates and collections on the Group II Mortgage Loans will only be available to make distributions on the Group
                                    II Certificates.

                                    Funds available for distribution, after
                                    reimbursements to the Servicer as permitted under the Pooling and Servicing Agreement, will be made as follows:

                                    A. Funds received with respect to Group I
                                       will be applied as follows:

                                    1.  To the Administrator, the Administrative
                                        Fee for the related Group and
                                        Distribution Date;

                                    2.  To the Group I Senior Certificates,
                                        pro-rata, to pay accrued interest and
                                        any Class Interest Carryover Shortfalls
                                        for such Distribution Date;

                                    3.  The remaining amounts pursuant to clause
                                        C below.

                                    B. Funds received with respect to Group II
                                       will be applied as follows:

                                    1.  To the Administrator, the Administrative
                                        Fee for the related Group and
                                        Distribution Date;

                                    2.  To the Group II Senior Certificates, to
                                        pay accrued interest and Class Interest
                                        Carryover Shortfalls for such
                                        Distribution Date;

                                    3.  The remaining amounts pursuant to clause
                                        D below.

                                    C. The remaining amounts not applied
                                       pursuant to A. above will be applied as
                                       follows:

                                        1.  Sequentially, to the Class MF-1,
                                            Class MF-2 and Class MF-3
                                            Certificates, in that order, accrued
                                            interest for the applicable
                                            Distribution Date.

                                        2.  To the Group I Senior Certificates,
                                            the Group I Senior Principal
                                            Distribution Amount in the following
                                            order of priority:

                                              (a) to the Class AF-5
                                                  Certificates, an amount equal
                                                  to the Class AF-5 Principal
                                                  Distribution Amount; and

                                              (b) sequentially, to the Class
                                                  AF-1, Class AF-2, Class AF-3,
                                                  Class AF-4 and Class AF-5
                                                  Certificates, in that order,
                                                  until the respective Class
                                                  Principal Balances of such
                                                  Certificates have been reduced
                                                  to zero.

                                        3.  To the Class MF-1 Certificates, the
                                            Class MF-1 Principal Distribution
                                            Amount for the applicable
                                            Distribution Date.

                                        4.  To the Class MF-2 Certificates, the
                                            Class MF-2 Principal Distribution
                                            Amount for the applicable
                                            Distribution Date.

                                        5.  To the Class MF-3 Certificates, the
                                            Class MF-3 Principal Distribution
                                            Amount for the applicable
                                            Distribution Date.

                                        6.  To the Class MF-1 Certificates, (i)
                                            any Class Interest Carryover
                                            Shortfall and then (ii) any Class
                                            Principal Carryover Shortfall.

                                        7.  To the Class MF-2 Certificates, (i)
                                            any Class Interest Carryover
                                            Shortfall and then (ii) any Class
                                            Principal Carryover Shortfall.

                                        8.  To the Class MF-3 Certificates, (i)
                                            any Class Interest Carryover
                                            Shortfall and then (ii) any Class
                                            Principal Carryover Shortfall.

                                        9.  To the Group I Senior Certificates,
                                            pro-rata, and then sequentially to
                                            the Class MF-1, Class MF-2, and
                                            Class MF-3 Certificates, any Civil
                                            Relief Act shortfalls and prepayment
                                            interest shortfalls.

                                        10. To the Class AF-1 Certificates, any
                                            Group I Net WAC Cap Carryover.

                                        11. Once the Group I Required
                                            Overcollateralization Target Amount
                                            has been met, to the Group II
                                            Certificates, pursuant to clause D,
                                            until the Group II Required
                                            Overcollateralization Target Amount
                                            has been met.

                                        12. To the holder of the residual
                                            interest, any remaining amount.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):          D. The remaining amounts not applied
                                       pursuant to B. above will be applied as
                                       follows:

                                        1.   Sequentially, to the Class MV-1,
                                             Class MV-2 and Class MV-3
                                             Certificates, in that order,
                                             accrued interest for the applicable
                                             Distribution Date.

                                        2.   To the Class AV-1 Certificates, the
                                             Group II Senior Principal
                                             Distribution Amount, until its
                                             Principal Balance has been reduced
                                             to zero.

                                        3.   To the Class MV-1 Certificates, the
                                             Class MV-1 Principal Distribution
                                             Amount for the applicable
                                             Distribution Date.

                                        4.   To the Class MV-2 Certificates, the
                                             Class MV-2 Principal Distribution
                                             Amount for the applicable
                                             Distribution Date.

                                        5.   To the Class MV-3 Certificates, the
                                             Class MV-3 Principal Distribution
                                             Amount for the applicable
                                             Distribution Date.

                                        6.   To the Class MV-1 Certificates, (i)
                                             any Class Interest Carryover
                                             Shortfall and then (ii) any Class
                                             Principal Carryover Shortfall.

                                        7.   To the Class MV-2 Certificates, (i)
                                             any Class Interest Carryover
                                             Shortfall and then (ii) any Class
                                             Principal Carryover Shortfall.

                                        8.   To the Class MV-3 Certificates, (i)
                                             any Class Interest Carryover
                                             Shortfall and then (ii) any Class
                                             Principal Carryover Shortfall.

                                        9.   To the Group II Senior
                                             Certificates, and then sequentially
                                             to the Class MV-1, Class MV-2, and
                                             Class MV-3 Certificates, any Civil
                                             Relief Act shortfalls and
                                             prepayment interest shortfalls.

                                        10.  To the Class AV-1, Class MV-1,
                                             Class MV-2 and Class MV-3
                                             Certificates, in that order, any
                                             Group II Net WAC Cap Carryover.

                                        11.  Once the Group II Required
                                             Overcollateralization Target Amount
                                             has been met, to the Group I
                                             Certificates, pursuant to clause
                                             C, until the Group I Required
                                             Overcollateralization Target Amount
                                             has been met.

                                        12.  To the holder of the residual
                                             interest, any remaining amount.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:                 -   Excess Interest from each Group will be
                                        available to cover interest shortfalls
                                        and realized losses for both Groups and
                                        to help each Group reach its Required
                                        Overcollateralization Target Amount.

                                    -   Overcollateralization

                                           -  There is a required initial
                                              Overcollateralization Amount for
                                              Group I which is [1.50]% of the
                                              principal balance of the Group I
                                              Mortgage Loans as of the Cut-Off
                                              Date. The Required
                                              Overcollateralization Target
                                              Amount for Group I will build up
                                              to [4.10]% of the principal
                                              balance of the Group I Mortgage
                                              Loans as of the Cut-Off Date.

                                           -  There is no initial
                                              Overcollateralization Amount for
                                              Group II. The Required
                                              Overcollateralization Target
                                              Amount for Group II will build up
                                              to [3.50]% of the principal
                                              balance of the Group II Mortgage
                                              Loans as of the Cut-Off Date.

                                           -  The Required Overcollateralization
                                              Target Amount for either loan
                                              group may step down over time.

                                    -   Subordination of the Mezzanine
                                        Certificates

Group I Credit Enhancement
Percentages:

    Original Percentages                  Stepdown Percentages
    --------------------                  --------------------
  Class            Percent              Class            Percent
  -----            -------              -----            -------
Class AF-1         [17.60]%           Class AF-1         [35.20]%
Class AF-2         [17.60]%           Class AF-2         [35.20]%
Class AF-3         [17.60]%           Class AF-3         [35.20]%
Class AF-4         [17.60]%           Class AF-4         [35.20]%
Class AF-5         [17.60]%           Class AF-5         [35.20]%
Class MF-1         [12.10]%           Class MF-1         [24.20]%
Class MF-2          [7.60]%           Class MF-2         [15.20]%
Class MF-3          [4.10]%           Class MF-3          [8.20]%

                                        On any Distribution Date, the Senior
                                        Enhancement Percentage for Group I will
                                        equal (i) the sum of (a) the principal
                                        balance of the Group I Subordinate
                                        Certificates and (b) the Group I
                                        Overcollateralization Amount, divided by
                                        (ii) the outstanding principal balance
                                        of the Group I Mortgage Loans as of the
                                        last day of the related Due Period.

Group II Credit Enhancement
Percentages:

    Original Percentages                  Stepdown Percentages
    --------------------                  --------------------
  Class            Percent              Class            Percent
  -----            -------              -----            -------
Class AV-1         [20.50]%           Class AV-1         [41.00]%
Class MV-1         [13.50]%           Class MV-1         [27.00]%
Class MV-2          [8.50]%           Class MV-2         [17.00]%
Class MV-3          [3.50]%           Class MV-3          [7.00]%

                                        On any Distribution Date, the Senior
                                        Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate Certificates and (b) the Group II Overcollateralization Amount, divided by
                                        (ii) the outstanding principal balance
                                        of the Group II Mortgage Loans as of the last day of the related Due Period.

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization Target Amount:

On the Closing Date, the trust will issue an aggregate principal amount of Certificates, which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing October 27, 2003, to the extent not used to cover realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest. Overcollateralization for Group I is "The Group I Overcollateralization Amount". Overcollateralization for Group II is "The Group II Overcollateralization Amount".

Prior to the Group I Stepdown Date, the minimum Group I Required Overcollateralization Target Amount is approximately [4.10]% of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Group I Stepdown Date, provided a Group I Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount may be reduced to approximately [8.20]% of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and maintain the Group I Required Overcollateralization Target Amount (a "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent the Group I Trigger Event is not in effect, the Group I Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount."

Once the Group I Required Overcollateralization Target Amount has been met, Excess Interest from Group I may be used to pay principal on the Group II Certificates until the Group II Required Overcollateralization Target Amount has been met.

Prior to the Group II Stepdown Date, the minimum Group II Required Overcollateralization Target Amount is approximately [3.50]% of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Group II Stepdown Date, provided a Group II Trigger Event has not occurred, the Group II Required Overcollateralization Target Amount may be reduced to approximately [7.00]% of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization Amount is reduced below the Group II Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and maintain the Group II Required Overcollateralization Target Amount (a "Group II Subordination Increase Amount"). On or after the Group II Stepdown Date and to the extent the Group II Trigger Event is not in effect, the Group II Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This "stepped down" amount is the "Group II Subordination Decrease Amount.

"Once the Group II Required Overcollateralization Target Amount has been met, Excess Interest from Group II may be used to pay principal on the Group I Certificates until the Group I Required Overcollateralization Target Amount has been met.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:

The earlier to occur of: (a) when the outstanding principal balance of the Group I Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group I Senior Enhancement Percentage is at least equal to [35.20]%.

Group I OC Floor:

0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.

Group I Trigger Event:

Occurs if (a) the three-month rolling average of the Group I Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group I Senior Enhancement Percentage (Group I Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group I Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group I Mortgage Loans includes the sum of the Group I Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

(b) the aggregate amount of realized losses on the Group I Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

           Distribution Date                                                 Percentage
           -----------------                                                 ----------
October 25, 2006 to September 25, 2007:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2007 to September 25, 2008:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2008 to September 25, 2009:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2009 to September 25, 2010:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2010 and thereafter:           [TBD]%

If a Group I Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required Overcollateralization Target Amount.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:

The earlier to occur of (a) when the outstanding principal balance of the Group II Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group II Senior Enhancement Percentage is at least equal to [41.00%].

Group II OC Floor:

0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.

Group II Trigger Event:

Occurs if (a) the three-month rolling average of the Group II Mortgage Loans that are 60+ days delinquent exceeds [TBD]% of the Group II Senior Enhancement Percentage (Group II Senior Enhancement Percentage is less than or equal to [TBD] times the outstanding principal balance of the Group II Mortgage Loans that are 60+ days delinquent). 60+ delinquent Group II Mortgage Loans includes the sum of the Group II Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

(b) the aggregate amount of realized losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

           Distribution Date                                               Percentage
           -----------------                                               ----------
October 25, 2006 to September 25, 2007:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2007 to September 25, 2008:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2008 to September 25, 2009:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2009 to September 25, 2010:    [TBD]% for the first month, plus an additional [TBD]% for each month thereafter.
October 25, 2010 and thereafter:           [TBD]%

If a Group II Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required Overcollateralization Target Amount.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II Mortgage Loans reaches 10% or less of the Cut-Off Date principal balance of such loans.

Auction Sale:

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust. The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate Certificate principal balance, accrued and unpaid interest thereon, unreimbursed Servicer Advances, Delinquency Advances and Compensating Interest, and other amounts as described in the Prospectus Supplement, other than interest cap carryforwards, realized losses, Civil Relief Act shortfalls or prepayment interest shortfalls.

Step-up Coupon:

For either Group I or Group II, if the Optional Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the Certificate Interest Rates on the Group I Certificates, except for the Class AF-1 Certificates, will be increased by 0.50%, the margin for the Class AF-1 Certificates and the Group II Senior Certificates will increase by 100% of the current margin, and the margin for the Group II Subordinate Certificates will increase by 50% of the current margin.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

        NAME:              TELEPHONE:                    E-MAIL:
Evan Mitnick             (212) 723-6621       evan.mitnick@citigroup.com
Director
Matt Bollo               (212) 723-6375       matthew.bollo@citigroup.com
Vice President
Jon Riber                (212) 723-6536       jonathan.riber@citigroup.com
Associate
Bobbie Theivakumaran     (212) 723-6753       bobbie.theivakumaran@citigroup.com
Analyst

                  CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

      NAME:                TELEPHONE:                    E-MAIL:
Jim De Mare              (212) 723-6217       james.p.demare@citigroup.com
Managing Director
Matt Cherwin             (212) 723-6217       matthew.cherwin@citigroup.com
Vice President
Michael Leung            (212) 723-6325       michael.leung@citigroup.com
Director

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

           GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)           0.0%             10.0%               23.0%                30.0%               40.0%
Group II % of (CPR)          0.0%             15.0%               27.0%                35.0%               45.0%

Class AF-1
Avg. Life (yrs)                12.11             2.27                1.00                 0.76                0.55
Mod. Dur. (yrs)                10.95             2.21                0.99                 0.75                0.55
Window (mo)                   1 - 248           1 - 64              1 - 27               1 - 20              1 - 14
Expected Final Mat.           May 2024         Jan 2009            DEC 2005             May 2005            Nov 2004

Class AF-2
Avg. Life (yrs)                22.92             8.78                3.00                 2.11                1.50
Mod. Dur. (yrs)                15.84             7.44                2.81                 2.01                1.45
Window (mo)                  248 - 299         64 - 162             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Aug 2028         Mar 2017            JAN 2008             Apr 2006            Jul 2005

Class AF-3
Avg. Life (yrs)                22.46             14.72               5.00                 2.79                1.98
Mod. Dur. (yrs)                14.72             10.48               4.37                 2.57                1.86
Window (mo)                  299 - 312         162 - 181            52 - 71              31 - 36             22 - 25
Expected Final Mat.           Sep 2029         Oct 2018            AUG 2009             Sep 2006            Oct 2005

Class AF-4
Avg. Life (yrs)                26.59             15.08               7.34                 4.63                 2.31
Mod. Dur. (yrs)                13.45              9.91               5.86                 3.96                 2.11
Window (mo)                  312 - 326         181 - 181            71 - 92              36 - 69             25 - 30
Expected Final Mat.           Nov 2030         Oct 2018            MAY 2011             Jun 2009            Mar 2006

Class AF-5
Avg. Life (yrs)                13.04             8.01                6.42                 5.47                3.19
Mod. Dur. (yrs)                 9.24             6.38                5.37                 4.70                2.88
Window (mo)                   37 - 324         37 - 181             40 - 92              47 - 69             30 - 49
Expected Final Mat.           Sep 2030         Oct 2018            MAY 2011             Jun 2009            Oct 2007

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                   GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)           0.0%              10.0%               23.0%                30.0%               40.0%
Group II % of (CPR)          0.0%              15.0%               27.0%                35.0%               45.0%

Class AF-1
Avg. Life (yrs)                12.11             2.27                1.00                 0.76                0.55
Mod. Dur. (yrs)                10.95             2.21                0.99                 0.75                0.55
Window (mo)                   1 - 248           1 - 64              1 - 27               1 - 20              1 - 14
Expected Final Mat.           May 2024         Jan 2009            DEC 2005             May 2005            Nov 2004

Class AF-2
Avg. Life (yrs)                22.92             8.78                3.00                 2.11                1.50
Mod. Dur. (yrs)                15.84             7.44                2.81                 2.01                1.45
Window (mo)                  248 - 299         64 - 162             27 - 52              20 - 31             14 - 22
Expected Final Mat.           Aug 2028         Mar 2017            JAN 2008             Apr 2006            Jul 2005

Class AF-3
Avg. Life (yrs)                25.46             15.23               5.00                 2.79                1.98
Mod. Dur. (yrs)                14.72             10.73               4.37                 2.57                1.86
Window (mo)                  299 - 312         162 - 206            52 - 71              31 - 36             22 - 25
Expected Final Mat.           Sep 2029         Nov 2020            AUG 2009             Sep 2006            Oct 2005

Class AF-4
Avg. Life (yrs)                26.59             21.13               10.75                5.34                 2.31
Mod. Dur. (yrs)                13.45             12.00                7.69                4.39                 2.11
Window (mo)                  312 - 326         206 - 314           71 - 216             36 - 168             25 - 30
Expected Final Mat.           Nov 2030         Nov 2029            SEP 2021             Sep 2017            Mar 2006

Class AF-5
Avg. Life (yrs)                13.04             8.04                6.82                 6.96                4.24
Mod. Dur. (yrs)                 9.24             6.40                5.63                 5.72                3.66
Window (mo)                   37 - 324         37 - 312            40 - 214             47 - 166            30 - 121
Expected Final Mat.           Sep 2030         Sep 2029            JUL 2021             Jul 2017            Oct 2013

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II % of (CPR)          0.0%              15.0%               27.0%                35.0%               45.0%
Group I % of (HEP)           0.0%              10.0%               23.0%                30.0%               40.0%

Class AV-1
Avg. Life (yrs)                17.73             4.28                2.25                 1.52                0.99
Mod. Dur. (yrs)                15.15             4.00                2.16                 1.48                0.97
Window (mo)                   1 - 326          1 - 181              1 - 92               1 - 69              1 - 32
Expected Final Mat.          Nov 2030          Oct 2018            MAY 2011             Jun 2009            May 2006

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II % of (CPR)          0.0%              15.0%               27.0%                35.0%               45.0%
Group I % of (HEP)           0.0%              10.0%               23.0%                30.0%               40.0%

Class AV-1
Avg. Life (yrs)               17.87              4.46                2.41                 1.64                0.99
Mod. Dur. (yrs)               15.24              4.15                2.30                 1.58                0.97
Window (mo)                  1 - 351           1 - 305              1 - 191             1 - 143              1 - 32
Expected Final Mat.          Dec 2032          Feb 2029            AUG 2019             Aug 2015            May 2006

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                      NET WAC CAPTABLE- GROUP I CLASS AF-1

NET WAC TABLE-1MONTH LIBOR AT 1.12% FOR LIFE AND 6 MONTH LIBOR AT 1.21% FOR LIFE

PD    RATE (%)   PD    RATE (%)   PD    RATE (%)
 1    7.18246    33    7.02069    65     7.0216
 2     6.9507    34    7.25474    66    7.77394
 3    7.18235    35    7.02074    67    7.02166
 4    6.95064    36    7.02076    68    7.25575
 5    6.95064    37    7.25482    69    7.02172
 6       7.43    38    7.02082    70    7.25581
 7    7.02007    39    7.25487    71    7.02179
 8     7.2541    40    7.02087    72    7.02182
 9    7.02011    41     7.0209    73    7.25592
10    7.25414    42    7.77317    74    7.02189
11    7.02016    43    7.02095    75    7.25598
12    7.02018    44    7.25501    76    7.02195
13    7.25421    45    7.02101    77    7.02199
14    7.02023    46    7.25507    78    7.77438
15    7.25426    47    7.02106    79    7.02206
16    7.02027    48    7.02109    80    7.25616
17     7.0203    49    7.25515    81    7.02213
18     7.7725    50    7.02115    82    7.25623
19    7.02034    51    7.25521    83     7.0222
20    7.25438    52     7.0212    84    7.02223
21    7.02039    53    7.02123    85    7.25634
22    7.25443    54    7.50549    86     7.0223
23    7.02044    55    7.02129    87    7.25642
24    7.02046    56    7.25536    88    7.02238
25     7.2545    57    7.02135    89    7.02242
26    7.02051    58    7.25543    90    7.77486
27    7.25455    59    7.02141    91    7.02249
28    7.02056    60    7.02144    92    7.25661
29    7.02058    61    7.25552
30    7.77282    62     7.0215
31    7.02064    63    7.25558
32    7.25468    64    7.02156

Assumptions: 23% HEP for Life, 6-month LIBOR is 1.12% for Life and 1-month LIBOR is 1.21% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                      NET WAC CAPTABLE- GROUP I CLASS AF-1

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

PD    RATE (%)   PD    RATE (%)   PD    RATE (%)
--    --------   --    --------   --    --------
 1    7.18246    33    7.02069    65     7.0216
 2     6.9507    34    7.25474    66    7.77394
 3    7.18235    35    7.02074    67    7.02166
 4    6.95064    36    7.02076    68    7.25575
 5    6.95064    37    7.25482    69    7.02172
 6       7.43    38    7.02082    70    7.25581
 7    7.02007    39    7.25487    71    7.02179
 8     7.2541    40    7.02087    72    7.02182
 9    7.02011    41     7.0209    73    7.25592
10    7.25414    42    7.77317    74    7.02189
11    7.02016    43    7.02095    75    7.25598
12    7.02018    44    7.25501    76    7.02195
13    7.25421    45    7.02101    77    7.02199
14    7.02023    46    7.25507    78    7.77438
15    7.25426    47    7.02106    79    7.02206
16    7.02027    48    7.02109    80    7.25616
17     7.0203    49    7.25515    81    7.02213
18     7.7725    50    7.02115    82    7.25623
19    7.02034    51    7.25521    83     7.0222
20    7.25438    52     7.0212    84    7.02223
21    7.02039    53    7.02123    85    7.25634
22    7.25443    54    7.50549    86     7.0223
23    7.02044    55    7.02129    87    7.25642
24    7.02046    56    7.25536    88    7.02238
25     7.2545    57    7.02135    89    7.02242
26    7.02051    58    7.25543    90    7.77486
27    7.25455    59    7.02141    91    7.02249
28    7.02056    60    7.02144    92    7.25661
29    7.02058    61    7.25552    93    7.02257
30    7.77282    62     7.0215
31    7.02064    63    7.25558
32    7.25468    64    7.02156

Assumptions: 23% HEP for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            NET WAC CAPTABLE-GROUP II

NET WAC TABLE-1MONTH LIBOR AT 1.12% FOR LIFE AND 6 MONTH LIBOR AT 1.21% FOR LIFE

PD    RATE (%)   PD    RATE (%)   PD    RATE (%)
--    --------   --    --------   --    --------
 1    7.44854    33    7.75366    65    7.75366
 2    7.20827    34    8.01212    66    8.58441
 3    7.44854    35    7.75366    67    7.75366
 4    7.20827    36    7.75366    68    8.01212
 5    7.20827    37    8.01212    69    7.75366
 6    7.70539    38    7.75366    70    8.01212
 7    7.20827    39    8.01212    71    7.75366
 8    7.44854    40    7.75366    72    7.75366
 9    7.20827    41    7.75366    73    8.01212
10    7.44854    42    8.58441    74    7.75366
11    7.20827    43    7.75366    75    8.01212
12    7.20827    44    8.01212    76    7.75366
13    7.44854    45    7.75366    77    7.75366
14    7.20827    46    8.01212    78    8.58441
15    7.44855    47    7.75366    79    7.75367
16    7.20827    48    7.75366    80    8.01212
17    7.73169    49    8.01212    81    7.75367
18    8.56009    50    7.75366    82    8.01212
19    7.73169    51    8.01212    83    7.75367
20    7.98942    52    7.75366    84    7.75367
21    7.73169    53    7.75366    85    8.01212
22    7.98942    54     8.2884    86    7.75367
23     7.7317    55    7.75366    87    8.01212
24     7.7317    56    8.01212    88    7.75367
25    7.98942    57    7.75366    89    7.75367
26     7.7317    58    8.01212    90    8.58442
27    8.01211    59    7.75366    91    7.75367
28    7.75366    60    7.75366    92    8.01212
29    7.75366    61    8.01212
30    8.58441    62    7.75366
31    7.75366    63    8.01212
32    8.01212    64    7.75366

Assumptions: 27% CPR for Life, 6-month LIBOR is 1.12% for Life and 1-month LIBOR is 1.21% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            NET WAC CAPTABLE-GROUP II

NET WAC TABLE - 1MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

PD    RATE (%)   PD    RATE (%)   PD    RATE (%)
--    --------   --    --------   --    --------
 1     7.44854   33    12.15325   65    13.55357
 2     7.20827   34    12.55836   66    15.00573
 3     7.44854   35    13.18339   67    13.55357
 4     7.20827   36    13.18341   68    14.00535
 5     7.20827   37    13.62287   69    13.55357
 6     7.70539   38    13.18343   70    14.00535
 7     7.20827   39    13.67817   71    13.55357
 8     7.44854   40    13.23694   72    13.55357
 9     7.20827   41    13.49076   73    14.00535
10     7.44854   42     14.9362   74    13.55357
11     7.20827   43    13.49076   75    14.00535
12     7.20827   44    13.94046   76    13.55357
13     7.44854   45    13.54424   77    13.55357
14     7.20827   46    13.99572   78    15.00573
15     7.44855   47    13.54424   79    13.55357
16     7.20827   48    13.54424   80    14.00535
17     9.90315   49    13.99572   81    13.55357
18    10.96424   50    13.54424   82    14.00535
19     9.90322   51    14.00535   83    13.55357
20    10.23337   52    13.55357   84    13.55357
21      9.9033   53    13.55357   85    14.00535
22    10.23345   54    14.48829   86    13.55357
23    10.93338   55    13.55357   87    14.00535
24    10.93346   56    14.00535   88    13.55357
25    11.29798   57    13.55357   89    13.55357
26     10.9336   58    14.00535   90    15.00574
27    11.43854   59    13.55357   91    13.55357
28    11.06956   60    13.55357   92    14.00535
29    12.09966   61    14.00535   93    13.55357
30    13.39607   62    13.55357
31    12.09969   63    14.00535
32    12.50303   64    13.55357

Assumptions: 27% CPR for Life, 6-month LIBOR is 20.00% for Life and 1-month LIBOR is 20.00% for Life Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                  GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

-------------------------------------------------------------------------------
                                 COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
-------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                         2,902
TOTAL OUTSTANDING LOAN BALANCE   $   354,581,548.62
AVERAGE LOAN PRINCIPAL BALANCE   $       122,185.23     $10,584.83 - $480,974.29
WA COUPON                                      7.70%               6.00% - 11.99%
WA ORIGINAL TERM (MO.)                          327                    120 - 360
WA REMAINING TERM (MO.)                         319                    104 - 357
WA ORIGINAL LTV                               85.37%             13.43% - 100.00%
WA FICO                                         671                    501 - 832
1ST LIENS (%)                                100.00%
BALLOONS (%)                                   5.15%
PROPERTY TYPE
       SINGLE FAMILY
       2-4 FAMILY                             92.77%
       CONDO                                   2.66%
       PUD                                     2.42%
                                               2.15%

OCCUPANCY STATUS
      PRIMARY HOME                            98.67%
      INVESTMENT                               1.21%
      SECOND                                   0.11%

LOAN PURPOSE
      CASH-OUT REFI                           81.18%
      PURCHASE                                 8.88%
      RATE-TERM REFI                           9.94%

GEOGRAPHIC DISTRIBUTION
                                          OH  10.36%
                                          NY   8.72%
                                          PA   6.89%
-------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                     GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------------------------------------------------------
                                 COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                         3,183
TOTAL OUTSTANDING LOAN BALANCE   $   435,541,041.72
AVERAGE LOAN PRINCIPAL BALANCE   $       136,833.50     $28,619.41 - $422,931.08
WA COUPON                                      7.97%               6.00% - 12.25%
WA ARM CHARACTERISTICS
        MARGIN                                 7.32%               1.57% - 11.55%
        FIRST PERIODIC CAP                     2.93%                1.00% - 3.00%
        SUBSEQUENT PERIODIC CAP                1.12%                1.00% - 3.00%
        LIFETIME MAX                          14.53%              11.05% - 19.10%
        LIFETIME MIN                           7.78%               2.19% - 12.25%
WA ORIGINAL TERM (MO.)                          360                    240 - 360
WA REMAINING TERM (MO.)                         352                    235 - 358
WA ORIGINAL LTV                               89.67%             35.40% - 100.00%
WA FICO                                         646                    500 - 828
1ST LIENS (%)                                100.00%
BALLOONS (%)                                   0.00%
LOAN TYPE

        2/28 ARM                              95.11%
        3/27 ARM                               4.89%

PROPERTY TYPE
        SINGLE FAMILY                         93.19%
        2-4 FAMILY                             1.60%
        CONDO                                  2.70%
        PUD                                    2.50%

OCCUPANCY STATUS
       PRIMARY HOME                           99.47%
       INVESTMENT                              0.43%
       SECOND                                  0.10%

LOAN PURPOSE
       CASH-OUT REFI                          68.50%
       PURCHASE                               24.02%
       RATE-TERM REFI                          7.48%

GEOGRAPHIC DISTRIBUTION
                                          MI  10.68%
                                          IL   9.76%
                                          OH   7.20%
--------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                                  CFMSI 2003-03

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------------------------------------------------------
                                 COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                         6,085
TOTAL OUTSTANDING LOAN BALANCE   $   790,122,590.34
AVERAGE LOAN PRINCIPAL BALANCE   $       129,847.59     $10,584.83 - $480,974.29
WA COUPON                                      7.85%               6.00% - 12.25%
WA ORIGINAL TERM (MO.)                          345                    120 - 360
WA REMAINING TERM (MO.)                         337                    104 - 358
WA ORIGINAL LTV                               87.74%             13.43% - 100.00%
WA FICO                                         657                    500 - 832
1ST LIENS (%)                                100.00%
BALLOONS (%)                                   2.31%
LOAN TYPE
      FIXED                                   40.83%
      BALLOON                                  2.31%
      TEASER                                   1.73%
      2/28 ARM                                52.43%
      3/27 ARM                                 2.70%

PROPERTY TYPE
       SINGLE FAMILY                          93.00%
       2-4 FAMILY                              2.08%
       CONDO                                   2.58%
       PUD                                     2.35%

OCCUPANCY STATUS
       PRIMARY HOME                           99.11%
       INVESTMENT                              0.78%
       SECOND                                  0.10%

LOAN PURPOSE
      CASH-OUT REFINANCE                      74.19%
      PURCHASE                                17.22%
      RATE/TERM REFI                           8.58%

GEOGRAPHIC DISTRIBUTION
                                           OH  8.62%
                                           MI  8.23%
                                           IL  6.52%
--------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                             PRELIMINARY TERM SHEET

                         [CITI FINANCIAL MORTGAGE LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2003-3
                $[662,893,000] OFFERED CERTIFICATES (APPROXIMATE)
                       COLLATERAL TABLES (ACCOMPANIMENT TO
                     CITIFINANCIAL MORTGAGE SECURITIES INC.
           REMIC PASS-THROUGH CERTIFICATES, SERIES 2003-3 TERM SHEET)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

NAME:                       TELEPHONE:                   E-MAIL:
Evan Mitnick              (212) 723-6621    evan.mitnick@citigroup.com
Director

Matt Bollo                (212) 723-6375    matthew.bollo@citigroup.com
Vice President

Jon Riber                 (212) 723-6536    jonathan.riber@citigroup.com
Associate

Bobbie Theivakumaran      (212) 723-6753    bobbie.theivakumaran@citigroup.com
Analyst

                  CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

NAME:                       TELEPHONE:                 E-MAIL:
Jim De Mare               (212) 723-6217    james.p.demare@citigroup.com
Managing Director

Matt Cherwin              (212) 723-6217    matthew.cherwin@citigroup.com
Vice President

Michael Leung             (212) 723-6325    michael.leung@citigroup.com
Director

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                 GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------------------------------------------------------
                                 COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                         2,902
TOTAL OUTSTANDING LOAN BALANCE   $   354,581,548.62
AVERAGE LOAN PRINCIPAL BALANCE   $       122,185.23     $10,584.83 - $480,974.29
WA COUPON                                      7.70%               6.00% - 11.99%
WA ORIGINAL TERM (MO.)                          327                    120 - 360
WA REMAINING TERM (MO.)                         319                    104 - 357
WA ORIGINAL LTV                               85.37%             13.43% - 100.00%
WA FICO                                         671                    501 - 832
1ST LIENS (%)                                100.00%
BALLOONS (%)                                   5.15%
PROPERTY TYPE
       SINGLE FAMILY                          92.77%
       2-4 FAMILY                              2.66%
       CONDO                                   2.42%
       PUD                                     2.15%

OCCUPANCY STATUS
       PRIMARY HOME                           98.67%
       INVESTMENT                              1.21%
       SECOND                                  0.11%

LOAN PURPOSE
       CASH-OUT REFI                          81.18%
       PURCHASE                                8.88%
       RATE-TERM REFI                          9.94%

GEOGRAPHIC DISTRIBUTION
                                          OH  10.36%
                                          NY   8.72%
                                          PA   6.89%
--------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE                                    % OF ORIGINAL
  RANGE OF BALANCES ($)      LOANS        ORIGINAL LOAN BALANCE ($)     LOAN BALANCE
-------------------------------------------------------------------------------------
$      0.01 - $ 25,000.00        20          $      396,267.31              0.11%
  25,000.01 -   50,000.00       207               8,555,393.26              2.39
  50,000.01 -   75,000.00       506              32,150,078.39              8.98
  75,000.01 -  100,000.00       570              49,948,762.51             13.95
 100,000.01 -  125,000.00       416              46,863,856.31             13.09
 125,000.01 -  150,000.00       413              57,175,176.01             15.97
 150,000.01 -  175,000.00       261              42,478,390.68             11.87
 175,000.01 -  200,000.00       170              31,806,634.81              8.88
 200,000.01 -  225,000.00       118              25,193,075.05              7.04
 225,000.01 -  250,000.00        77              18,350,553.02              5.13
 250,000.01 -  275,000.00        42              10,960,507.05              3.06
 275,000.01 -  300,000.00        28               8,017,817.90              2.24
 300,000.01 -  322,700.00        22               6,847,596.61              1.91
 322,700.01 -  350,000.00        18               6,043,651.34              1.69
 350,000.01 -  375,000.00        13               4,715,584.62              1.32
 375,000.01 -  400,000.00        14               5,462,848.77              1.53
 400,000.01 -  500,000.00         7               3,020,210.00              0.84
--------------------------------------------------------------------------------
Total                         2,902          $  357,986,403.64            100.00%
--------------------------------------------------------------------------------

-----------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

----------------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  RANGE OF BALANCES ($)       LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
$      0.01 - $ 25,000.00        24         $     483,237.99                    0.14%
  25,000.01 -   50,000.00       208             8,555,557.88                    2.41
  50,000.01 -   75,000.00       515            32,620,167.70                    9.20
  75,000.01 -  100,000.00       566            49,403,294.16                   13.93
 100,000.01 -  125,000.00       417            46,767,428.81                   13.19
 125,000.01 -  150,000.00       409            56,299,701.06                   15.88
 150,000.01 -  175,000.00       266            43,142,618.87                   12.17
 175,000.01 -  200,000.00       158            29,419,421.47                    8.30
 200,000.01 -  225,000.00       120            25,454,197.73                    7.18
 225,000.01 -  250,000.00        75            17,753,993.45                    5.01
 250,000.01 -  275,000.00        45            11,682,075.92                    3.29
 275,000.01 -  300,000.00        26             7,423,037.23                    2.09
 300,000.01 -  322,700.00        25             7,782,516.93                    2.19
 322,700.01 -  350,000.00        15             5,054,688.48                    1.43
 350,000.01 -  375,000.00        12             4,336,094.59                    1.22
 375,000.01 -  400,000.00        16             6,213,927.32                    1.75
 400,000.01 -  500,000.00         5             2,189,589.03                    0.62
------------------------------------------------------------------------------------
Total                         2,902         $ 354,581,548.62                  100.00%
------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

----------------------------------------------------------------------------------------------
                            NUMBER OF
 RANGE OF MORTGAGE RATES    MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
           (%)               LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
 6.00% -  6.49%                 204         $  34,438,262.68                    9.71%
 6.50  -  6.99                  532            77,133,367.16                   21.75
 7.00  -  7.49                  415            50,694,008.27                   14.30
 7.50  -  7.75                  325            41,148,045.57                   11.60
 7.76  -  7.99                  307            36,173,643.03                   10.20
 8.00  -  8.49                  331            38,655,875.34                   10.90
 8.50  -  8.99                  400            40,959,873.31                   11.55
 9.00  -  9.49                  143            13,925,423.12                    3.93
 9.50  -  9.99                  147            13,170,589.86                    3.71
10.00  - 10.49                   50             4,622,985.42                    1.30
10.50  - 10.99                   29             2,226,680.53                    0.63
11.00  - 11.49                   12               896,069.01                    0.25
11.50  - 11.99                    7               536,725.32                    0.15
------------------------------------------------------------------------------------
Total                         2,902         $ 354,581,548.62                  100.00%
------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

--------------------------------------------------------------------------------------------
 ORIGINAL TERM TO  NUMBER OF MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
MATURITY (MONTHS)         LOANS          DATE LOAN BALANCE ($)        DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
 97 - 132                     70           $  3,804,409.74                     1.07%
133 - 168                      3                281,255.20                     0.08
169 - 180                    383             37,870,132.59                    10.68
181 - 216                      6                491,566.85                     0.14
217 - 228                      3                293,722.79                     0.08
229 - 240                    244             27,816,095.71                     7.84
241 - 276                      2                149,913.33                     0.04
277 - 312                     49              5,318,427.79                     1.50
313 - 348                      8                783,499.61                     0.22
349 - 360                  2,134            277,772,525.01                    78.34
-----------------------------------------------------------------------------------
Total                      2,902           $354,581,548.62                   100.00%
-----------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

--------------------------------------------------------------------------------------------
REMAINING TERM TO  NUMBER OF MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
MATURITY (MONTHS)        LOANS          DATE LOAN BALANCE ($)         DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
 97 - 132                   70            $  3,804,409.74                      1.07%
133 - 168                   38               3,381,888.31                      0.95
169 - 180                  350              34,890,035.06                      9.84
181 - 216                    4                 371,031.27                      0.10
217 - 228                   57               6,791,494.96                      1.92
229 - 240                  190              21,318,323.54                      6.01
241 - 276                    2                 149,913.33                      0.04
277 - 312                   50               5,462,735.30                      1.54
313 - 324                    2                 123,375.07                      0.03
325 - 336                    3                 329,717.72                      0.09
337 - 348                  175              21,520,218.93                      6.07
349 - 360                1,961             256,438,405.39                     72.32
-----------------------------------------------------------------------------------
Total                    2,902            $354,581,548.62                    100.00%
-----------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    SEASONING

------------------------------------------------------------------------------------
                    NUMBER OF
                    MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
SEASONING (MONTHS)    LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
------------------------------------------------------------------------------------
 0 -  6                 705        $ 77,316,978.48                   21.81%
 7 - 12               1,968         250,469,486.46                   70.64
13 - 18                 229          26,795,083.68                    7.56
--------------------------------------------------------------------------
Total                 2,902        $354,581,548.62                  100.00%
--------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------
                       NUMBER OF
RANGE OF ORIGINAL LTV  MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
       RATIOS (%)       LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
---------------------------------------------------------------------------------------
 0.01% -  25.00%          19          $    650,586.18                    0.18%
25.01  -  30.00           13               675,863.69                    0.19
30.01  -  35.00            7               470,313.52                    0.13
35.01  -  40.00           27             1,592,200.64                    0.45
40.01  -  45.00           29             2,135,275.02                    0.60
45.01  -  50.00           36             3,036,522.55                    0.86
50.01  -  55.00           39             3,788,551.33                    1.07
55.01  -  60.00           61             6,559,944.30                    1.85
60.01  -  65.00           67             7,120,750.36                    2.01
65.01  -  70.00          107            12,975,409.99                    3.66
70.01  -  75.00          194            23,257,275.64                    6.56
75.01  -  80.00          455            56,834,302.43                   16.03
80.01  -  85.00          298            37,923,100.95                   10.70
85.01  -  90.00          554            69,662,397.71                   19.65
90.01  -  95.00          440            55,638,798.08                   15.69
95.01  - 100.00          556            72,260,256.23                   20.38
-----------------------------------------------------------------------------
Total                  2,902          $354,581,548.62                  100.00%
-----------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

-----------------------------------------------------------------------------------
                 NUMBER OF
                  MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE     LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Investor              52         $   4,306,505.26                    1.21%
Primary            2,847           349,878,845.41                   98.67
Second Home            3               396,197.95                    0.11
-------------------------------------------------------------------------
Total              2,902         $ 354,581,548.62                  100.00%
-------------------------------------------------------------------------

                                  PROPERTY TYPE

-----------------------------------------------------------------------------------
                 NUMBER OF
                  MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
PROPERTY TYPE      LOANS      DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------
2-4 Family            69         $   9,426,844.30                    2.66%
Condo                 74             8,591,340.61                    2.42
PUD                   54             7,629,012.60                    2.15
Single Family      2,705           328,934,351.11                   92.77
-------------------------------------------------------------------------
Total              2,902         $ 354,581,548.62                  100.00%
-------------------------------------------------------------------------

                                  LOAN PURPOSE

-----------------------------------------------------------------------------------------
                      NUMBER OF
                       MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN PURPOSE            LOANS       DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
Cash-out Refinance      2,344          $287,862,002.24                    81.18%
Purchase                  244            31,475,101.21                     8.88
Rate-term Refinance       314            35,244,445.17                     9.94
-------------------------------------------------------------------------------
Total                   2,902          $354,581,548.62                   100.00%
-------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

--------------------------------------------------------------------------------------------
                          NUMBER OF
                          MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE          LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
Full Doc                    2,791        $338,954,429.76                    95.59%
NIQ                           111          15,627,118.86                     4.41
---------------------------------------------------------------------------------
Total                       2,902        $354,581,548.62                   100.00%
---------------------------------------------------------------------------------

                                  CREDIT GRADE

---------------------------------------------------------------------------------
               NUMBER OF
                MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
CREDIT GRADE     LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
---------------------------------------------------------------------------------
A+                 632         $ 85,570,705.47                   24.13%
A                  536           69,540,581.18                   19.61
B+                 487           63,740,788.59                   17.98
B                  539           62,107,857.84                   17.52
C+                 326           34,724,877.27                    9.79
C                  281           30,205,324.25                    8.52
C-                  93            7,787,414.06                    2.20
CX                   8              903,999.96                    0.25
----------------------------------------------------------------------
Total            2,902         $354,581,548.62                  100.00%
----------------------------------------------------------------------

                                    LOAN TYPE

-------------------------------------------------------------------------------------------
                      NUMBER OF
                      MORTGAGE       STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN TYPE              LOANS          DATE LOAN BALANCE ($)          DATE LOAN BALANCE
-------------------------------------------------------------------------------------------
Fixed Balloon            156            $ 18,276,841.73                    5.15%
Fixed                  2,627             322,616,686.09                   90.99
Fixed Teaser             119              13,688,020.80                    3.86
-------------------------------------------------------------------------------
Total                  2,902            $354,581,548.62                  100.00%
-------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

--------------------------------------------------------------------------------
               NUMBER OF
                MORTGAGE  STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
     STATE       LOANS     DATE LOAN BALANCE ($)         DATE LOAN BALANCE
--------------------------------------------------------------------------------
Alabama            46         $ 3,911,379.96                   1.10%
Arizona            60           8,033,989.53                   2.27
Arkansas           16           1,534,666.09                   0.43
Colorado           48           8,315,906.33                   2.35
Connecticut        64           9,931,331.71                   2.80
Delaware            6             672,988.66                   0.19
Idaho              13           1,587,186.23                   0.45
Illinois           72           9,005,591.01                   2.54
Indiana           179          16,025,788.73                   4.52
Iowa               17           1,513,563.35                   0.43
Kansas             21           2,410,407.54                   0.68
Kentucky           56           5,460,398.48                   1.54
Louisiana          55           4,834,965.43                   1.36
Maine               7             820,277.02                   0.23
Maryland           84          15,212,784.50                   4.29
Massachusetts      70          12,124,861.21                   3.42
Michigan          181          18,553,099.04                   5.23
Minnesota          61           8,833,340.77                   2.49
Mississippi        21           2,015,385.16                   0.57
Missouri           80           8,671,045.69                   2.45
Montana             3             338,472.24                   0.10
Nebraska           13           1,496,584.10                   0.42
Nevada             27           4,444,796.46                   1.25
New Hampshire      18           2,471,404.69                   0.70
New Jersey         92          15,620,772.65                   4.41
New Mexico          6             745,293.50                   0.21
-------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

---------------------------------------------------------------------------------
                 NUMBER OF
                  MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
     STATE         LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
---------------------------------------------------------------------------------
New York             190         30,913,292.41                    8.72
North Carolina        96         12,467,163.25                    3.52
North Dakota           1             57,821.68                    0.02
Ohio                 330         36,737,109.47                   10.36
Oklahoma              35          2,930,500.31                    0.83
Oregon                29          3,628,633.82                    1.02
Pennsylvania         214         24,417,163.72                    6.89
Rhode Island          37          5,534,419.78                    1.56
South Carolina        75          7,928,660.21                    2.24
South Dakota           4            422,630.86                    0.12
Tennessee            133         12,844,240.30                    3.62
Texas                149         12,693,454.66                    3.58
Utah                  19          2,639,529.93                    0.74
Vermont                5            792,989.86                    0.22
Virginia             179         24,153,214.35                    6.81
Washington            28          4,164,061.57                    1.17
West Virginia         15          1,304,029.52                    0.37
Wisconsin             45          6,201,231.24                    1.75
Wyoming                2            165,121.60                    0.05
----------------------------------------------------------------------
Total              2,902       $354,581,548.62                  100.00%
----------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------
                     NUMBER OF
PREPAY PENALTY TERM  MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
      (MONTHS)         LOANS     DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-------------------------------------------------------------------------------------
 0                       586        $ 65,985,799.70                  18.61%
12                       135          21,008,906.03                   5.92
24                        98          13,884,460.28                   3.92
30                         9           1,811,236.54                   0.51
36                     2,074         251,891,146.07                  71.04
--------------------------------------------------------------------------
Total                  2,902        $354,581,548.62                 100.00%
--------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

-------------------------------------------------------------------------------------
                     NUMBER OF
                      MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
CREDIT SCORE RANGE     LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-------------------------------------------------------------------------------------
500 - 525                 46        $  5,005,803.34                   1.41%
526 - 550                 70           7,098,533.60                   2.00
551 - 575                110          11,431,718.59                   3.22
576 - 600                180          18,710,038.43                   5.28
601 - 625                280          30,563,415.04                   8.62
626 - 650                451          52,985,842.31                  14.94
651 - 675                458          58,401,038.23                  16.47
676 - 700                412          52,968,392.58                  14.94
701 - 725                380          48,651,611.09                  13.72
726 - 750                257          32,868,447.49                   9.27
751 - 775                185          26,446,028.00                   7.46
776 - 800                 57           7,698,396.80                   2.17
801+                      16           1,752,283.12                   0.49
--------------------------------------------------------------------------
Total                  2,902        $354,581,548.62                 100.00%
--------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                     GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                                   COLLATERAL SUMMARY        RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                                           3,183

TOTAL OUTSTANDING LOAN BALANCE                                        $435,541,041.72

AVERAGE LOAN PRINCIPAL BALANCE                                        $    136,833.50       $28,619.41 - $422,931.08

WA COUPON                                                                        7.97%                 6.00% - 12.25%

WA ARM CHARACTERISTICS
        MARGIN                                                                   7.32%                 1.57% - 11.55%
        FIRST PERIODIC CAP                                                       2.93%                  1.00% - 3.00%
        SUBSEQUENT PERIODIC CAP                                                  1.12%                  1.00% - 3.00%
        LIFETIME MAX                                                            14.53%                11.05% - 19.10%
        LIFETIME MIN                                                             7.78%                 2.19% - 12.25%

WA ORIGINAL TERM (MO.)                                                            360                      240 - 360

WA REMAINING TERM (MO.)                                                           352                      235 - 358

WA ORIGINAL LTV                                                                 89.67%               35.40% - 100.00%

WA FICO                                                                           646                      500 - 828

1ST LIENS (%)                                                                  100.00%

BALLOONS (%)                                                                     0.00%

LOAN TYPE

        2/28 ARM                                                                95.11%
        3/27 ARM                                                                 4.89%

PROPERTY TYPE
        SINGLE FAMILY                                                           93.19%
        2-4 FAMILY                                                               1.60%
        CONDO                                                                    2.70%
        PUD                                                                      2.50%

OCCUPANCY STATUS

        PRIMARY HOME                                                            99.47%
        INVESTMENT                                                               0.43%
        SECOND                                                                   0.10%

LOAN PURPOSE
        CASH-OUT REFI                                                           68.50%
        PURCHASE                                                                24.02%
        RATE-TERM REFI                                                           7.48%

GEOGRAPHIC DISTRIBUTION
                                                                   MI           10.68%
                                                                   IL            9.76%
                                                                   OH            7.20%
--------------------------------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Original Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER OF
                           MORTGAGE      ORIGINAL      % OF ORIGINAL
  RANGE OF BALANCES ($)      LOANS      BALANCE ($)    LOAN BALANCE
--------------------------------------------------------------------
$      0.01 - $ 50,000.00       84    $  3,606,385.00       0.82%
  50,000.01 -   75,000.00      353      22,906,848.46       5.23
  75,000.01 -  100,000.00      571      50,381,111.49      11.50
 100,000.01 -  125,000.00      579      65,130,811.40      14.86
 125,000.01 -  150,000.00      510      70,192,983.17      16.02
 150,000.01 -  175,000.00      363      58,891,118.22      13.44
 175,000.01 -  200,000.00      266      49,847,782.54      11.37
 200,000.01 -  225,000.00      168      35,689,091.87       8.14
 225,000.01 -  250,000.00       91      21,745,330.48       4.96
 250,000.01 -  275,000.00       72      18,958,774.03       4.33
 275,000.01 -  300,000.00       47      13,530,821.85       3.09
 300,000.01 -  322,700.00       23       7,161,340.95       1.63
 322,700.01 -  350,000.00       26       8,727,936.93       1.99
 350,000.01 -  375,000.00       14       5,113,981.46       1.17
 375,000.01 -  400,000.00       11       4,300,026.86       0.98
 400,000.01 -  450,000.00        5       2,075,286.56       0.47
----------------------------------------------------------------
Total                        3,183    $438,259,631.27     100.00%
----------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER OF
                             MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
  RANGE OF BALANCES ($)        LOANS     DATE LOAN BALANCE ($)         DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
$       0.01 - $ 50,000.00      84        $  3,582,912.46                0.82%
   50,000.01 -   75,000.00     358          23,131,860.77                5.31
   75,000.01 -  100,000.00     579          50,995,180.16               11.71
  100,000.01 -  125,000.00     581          65,288,342.51               14.99
  125,000.01 -  150,000.00     502          68,928,113.99               15.83
  150,000.01 -  175,000.00     365          59,055,803.82               13.56
  175,000.01 -  200,000.00     260          48,571,619.06               11.15
  200,000.01 -  225,000.00     167          35,328,652.95                8.11
  225,000.01 -  250,000.00      91          21,654,211.43                4.97
  250,000.01 -  275,000.00      71          18,614,656.41                4.27
  275,000.01 -  300,000.00      47          13,471,069.73                3.09
  300,000.01 -  322,700.00      24           7,466,016.10                1.71
  322,700.01 -  350,000.00      25           8,384,788.47                1.93
  350,000.01 -  375,000.00      13           4,729,787.70                1.09
  375,000.01 -  400,000.00      11           4,273,719.80                0.98
  400,000.01 -  450,000.00       5           2,064,306.36                0.47
-------------------------------------------------------------------------------
Total                        3,183        $435,541,041.72              100.00%
-------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

                     NUMBER OF
RANGE OF MORTGAGE    MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
    RATES (%)          LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-------------------------------------------------------------------------------------
    6.00% -  6.49%      171       $  24,822,536.58                   5.70%
    6.50  -  6.99       374          58,040,590.99                  13.33
    7.00  -  7.49       383          58,615,085.37                  13.46
    7.50  -  7.75       299          45,476,170.55                  10.44
    7.76  -  7.99       396          55,538,385.74                  12.75
    8.00  -  8.49       482          63,857,165.65                  14.66
    8.50  -  8.99       581          73,947,940.58                  16.98
    9.00  -  9.49       221          26,079,581.86                   5.99
    9.50  -  9.99       174          19,530,074.05                   4.48
   10.00  - 10.49        62           5,785,663.23                   1.33
   10.50  - 10.99        29           2,826,262.08                   0.65
   11.00  - 11.49         4             389,035.33                   0.09
   11.50  - 11.99         4             260,922.54                   0.06
   12.00  - 12.49         3             371,627.17                   0.09
-------------------------------------------------------------------------
  Total               3,183       $ 435,541,041.72                 100.00%
-------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

                   NUMBER OF
ORIGINAL TERM TO   MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
MATURITY (MONTHS)   LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-----------------------------------------------------------------------------------
205 - 240                3       $     439,502.25                 0.10%
277 - 312                1             172,948.92                 0.04
313 - 348                1             125,058.35                 0.03
349 - 360            3,178         434,803,532.20                99.83
----------------------------------------------------------------------
Total                3,183       $ 435,541,041.72               100.00%
----------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

REMAINING
 TERM TO       NUMBER OF
MATURITY        MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
(MONTHS)         LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-------------------------------------------------------------------------------
205 - 240            3       $     439,502.25                  0.10%
277 - 312            1             172,948.92                  0.04
313 - 348          499          63,885,593.17                 14.67
349 - 360        2,680         371,042,997.38                 85.19
-------------------------------------------------------------------
Total            3,183       $ 435,541,041.72                100.00%
-------------------------------------------------------------------

                                    SEASONING

                NUMBER OF
SEASONING       MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
(MONTHS)         LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE
--------------------------------------------------------------------------------
 0 -  6            725        $ 108,503,611.84               24.91%
 7 - 12          2,068          277,618,313.36               63.74
13 - 18            390           49,419,116.52               11.35
------------------------------------------------------------------
Total            3,183        $ 435,541,041.72              100.00%
------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          ORIGINAL LOAN-TO-VALUE RATIO

                   NUMBER OF
RANGE OF ORIGINAL   MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
  LTV RATIO (%)      LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-----------------------------------------------------------------------------------
35.01% -  40.00%       6         $     335,979.64                  0.08%
40.01  -  45.00        6               555,892.73                  0.13
45.01  -  50.00        6               796,668.86                  0.18
50.01  -  55.00        9             1,254,431.60                  0.29
55.01  -  60.00       21             2,339,313.96                  0.54
60.01  -  65.00       28             3,696,203.99                  0.85
65.01  -  70.00       63             7,515,141.14                  1.73
70.01  -  75.00      128            17,093,699.34                  3.92
75.01  -  80.00      503            64,716,118.52                 14.86
80.01  -  85.00      279            37,158,698.12                  8.53
85.01  -  90.00      695            94,504,110.65                 21.70
90.01  -  95.00      593            88,559,001.65                 20.33
95.01  - 100.00      846           117,015,781.52                 26.87
-----------------------------------------------------------------------
Total              3,183         $ 435,541,041.72                100.00%
-----------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                   NUMBER OF
                    MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
OCCUPANCY TYPE       LOANS     DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Investor                18        $  1,888,814.22                  0.43%
Primary              3,163         433,237,349.72                 99.47
Second Home              2             414,877.78                  0.10
-----------------------------------------------------------------------
Total                3,183        $435,541,041.72                100.00%
-----------------------------------------------------------------------

                                  PROPERTY TYPE

                   NUMBER OF
                   MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
PROPERTY TYPE        LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-----------------------------------------------------------------------------------
2-4 Family              53        $  6,984,440.49                1.60%
Condo                   87          11,762,282.40                2.70
PUD                     51          10,909,113.30                2.50
Single Family        2,992         405,885,205.53               93.19
---------------------------------------------------------------------
Total                3,183        $435,541,041.72              100.00%
---------------------------------------------------------------------

                                  LOAN PURPOSE

                     NUMBER OF
                      MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
    LOAN PURPOSE       LOANS     DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-------------------------------------------------------------------------------------
Cash-out Refinance     2,144         $298,351,645.01              68.50%
Purchase                 797          104,604,093.36              24.02
Rate-term Refinance      242           32,585,303.35               7.48
-----------------------------------------------------------------------
Total                  3,183         $435,541,041.72             100.00%
-----------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                   NUMBER OF
DOCUMENTATION       MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
    TYPE             LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-----------------------------------------------------------------------------------
Full Doc             3,013        $409,453,648.94                 94.01%
NIQ                    170          26,087,392.78                  5.99
-----------------------------------------------------------------------
Total                3,183        $435,541,041.72                100.00%
-----------------------------------------------------------------------

                                  CREDIT GRADE

                   NUMBER OF
                    MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
RISK GRADE           LOANS     DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-----------------------------------------------------------------------------------
A+                     254          $ 34,792,792.11                 7.99%
A                      315            45,180,573.71                10.37
B+                     582            84,391,777.67                19.38
B                      785           109,609,868.16                25.17
B-                       1               169,707.91                 0.04
C+                     525            69,428,550.69                15.94
C                      481            64,717,720.28                14.86
C-                     194            21,832,156.49                 5.01
CX                      46             5,417,894.70                 1.24
------------------------------------------------------------------------
Total                3,183          $435,541,041.72               100.00%
------------------------------------------------------------------------

                                    LOAN TYPE

                   NUMBER OF
                    MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
LOAN TYPE            LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
-----------------------------------------------------------------------------------
2/28 ARM             3,024         $414,236,549.65                 95.11%
3/27 ARM               159           21,304,492.07                  4.89
------------------------------------------------------------------------
Total                3,183         $435,541,041.72                100.00%
------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

               NUMBER OF
                MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
   STATE         LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE
--------------------------------------------------------------------------------
Alabama            44         $  5,340,893.39                    1.23%
Arizona           107           13,546,977.56                    3.11
Arkansas           16            1,889,744.55                    0.43
Colorado           86           16,467,807.44                    3.78
Connecticut        39            6,221,258.20                    1.43
Delaware           14            2,074,432.58                    0.48
Idaho               4              365,832.87                    0.08
Illinois          273           42,515,419.30                    9.76
Indiana           158           16,950,816.23                    3.89
Iowa               31            3,161,094.76                    0.73
Kansas             52            5,582,457.41                    1.28
Kentucky           51            5,243,721.94                    1.20
Louisiana          44            5,533,430.91                    1.27
Maine               3              632,057.86                    0.15
Maryland           75           13,606,754.61                    3.12
Massachusetts      38            7,580,558.69                    1.74
Michigan          358           46,512,567.54                   10.68
Minnesota         170           27,632,550.49                    6.34
Mississippi        27            2,541,747.51                    0.58
Missouri          166           20,446,444.64                    4.69
Montana             2              244,532.03                    0.06
Nebraska           23            2,157,347.44                    0.50
Nevada             29            4,423,339.32                    1.02
New Hampshire       9            1,419,964.28                    0.33
New Jersey         69           11,535,303.68                    2.65
---------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                          GROUP II COLLATERAL SUMMARY

                           GEOGRAPHICAL DISTRIBUTION

                  NUMBER OF
                  MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
     STATE          LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE
-----------------------------------------------------------------------------------
New Mexico             10           1,645,798.58               0.38
New York               28           5,370,796.21               1.23
North Carolina        128          17,341,622.62               3.98
North Dakota            1              61,666.12               0.01
Ohio                  270          31,338,646.80               7.20
Oklahoma               18           1,764,691.19               0.41
Oregon                 35           5,292,659.00               1.22
Pennsylvania          119          16,361,696.40               3.76
Rhode Island           23           3,743,959.90               0.86
South Carolina         72           9,110,367.24               2.09
South Dakota            3             377,588.69               0.09
Tennessee             131          14,632,740.31               3.36
Texas                  83          10,296,894.37               2.36
Utah                   28           4,449,823.00               1.02
Virginia              158          26,265,800.68               6.03
Washington             57           9,614,727.57               2.21
West Virginia           8             824,954.60               0.19
Wisconsin             120          13,227,488.06               3.04
Wyoming                 3             192,065.15               0.04
-------------------------------------------------------------------
Total               3,183        $435,541,041.72             100.00%
-------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  GROSS MARGINS

                 NUMBER OF
 RANGE OF GROSS   MORTGAGE    STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
   MARGINS (%)     LOANS       DATE LOAN BALANCE ($)        DATE LOAN BALANCE
----------------------------------------------------------------------------------
 0.00% -  1.99%       2          $     411,748.36                  0.09%
 2.00  -  2.49        1                 99,821.02                  0.02
 3.00  -  3.49        3                426,681.29                  0.10
 3.50  -  3.99        8              1,116,767.64                  0.26
 4.00  -  4.49        8              1,161,803.10                  0.27
 4.50  -  4.99       25              3,697,068.01                  0.85
 5.00  -  5.49       80             12,798,355.87                  2.94
 5.50  -  5.99      167             24,391,849.70                  5.60
 6.00  -  6.49      344             54,824,463.37                 12.59
 6.50  -  6.99      483             70,905,092.04                 16.28
 7.00  -  7.49      540             72,420,033.57                 16.63
 7.50  -  7.99      523             73,828,558.59                 16.95
 8.00  -  8.49      409             51,516,559.12                 11.83
 8.50  -  8.99      320             38,726,810.56                  8.89
 9.00  -  9.49      152             17,589,413.44                  4.04
 9.50  -  9.99       77              8,001,443.51                  1.84
10.00  - 10.49       27              2,496,783.79                  0.57
10.50  - 10.99        8                562,618.98                  0.13
11.00  - 11.49        5                485,406.75                  0.11
11.50  - 11.99        1                 79,763.01                  0.02
-----------------------------------------------------------------------
Total             3,183          $ 435,541,041.72                100.00%
-----------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          NEXT INTEREST ADJUSTMENT DATE

---------------------------------------------------------------------------------------
                   NUMBER OF
 NEXT INTEREST     MORTGAGE      STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
ADJUSTMENT DATE      LOANS        DATE LOAN BALANCE ($)          DATE LOAN BALANCE
---------------------------------------------------------------------------------------
    Feb-04              1            $     174,552.26                  0.04%
    Apr-04              7                  742,697.56                  0.17
    May-04             17                2,063,759.52                  0.47
    Jun-04             68                8,066,653.72                  1.85
    Jul-04            104               13,749,407.92                  3.16
    Aug-04            160               21,214,804.25                  4.87
    Sep-04            198               25,428,108.72                  5.84
    Oct-04            231               30,249,022.04                  6.95
    Nov-04            405               53,341,756.81                 12.25
    Dec-04            387               55,154,224.95                 12.66
    Jan-05            428               59,481,629.24                 13.66
    Feb-05            321               39,824,427.99                  9.14
    Mar-05            214               30,119,473.58                  6.92
    Apr-05            248               36,232,744.56                  8.32
    May-05            142               23,102,651.25                  5.30
    Jun-05            102               15,839,572.99                  3.64
    Jul-05             11                1,201,214.28                  0.28
    Aug-05             16                1,890,266.94                  0.43
    Sep-05             14                2,114,372.53                  0.49
    Oct-05             13                1,469,114.97                  0.34
    Nov-05             14                1,714,508.84                  0.39
    Dec-05             18                3,173,649.46                  0.73
    Jan-06             20                2,773,095.67                  0.64
    Feb-06             15                2,216,242.94                  0.51
    Mar-06             10                1,460,194.64                  0.34
    Apr-06             10                1,260,704.52                  0.29
    May-06              3                  433,898.53                  0.10
    Jun-06              6                1,048,291.04                  0.24
---------------------------------------------------------------------------------------
    Total           3,183             $435,541,041.72                100.00%
---------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  MAXIMUM RATES

------------------------------------------------------------------------------------------
                      NUMBER OF
  RANGE OF MAXIMUM    MORTGAGE      STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
     RATES (%)          LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE
------------------------------------------------------------------------------------------
11.00% - 11.49%             3            $    429,180.10                    0.10%
11.50  - 11.99              1                 157,874.37                    0.04
12.00  - 12.49            127              17,587,263.90                    4.04
12.50  - 12.99            222              33,179,129.76                    7.62
13.00  - 13.49            236              34,457,519.88                    7.91
13.50  - 13.99            531              77,051,107.50                   17.69
14.00  - 14.49            418              58,413,883.61                   13.41
14.50  - 14.99            584              77,610,399.48                   17.82
15.00  - 15.49            330              42,637,059.43                    9.79
15.50  - 15.99            343              43,345,315.65                    9.95
16.00  - 16.49            165              22,525,647.16                    5.17
16.50  - 16.99            125              16,097,941.81                    3.70
17.00  - 17.49             63               7,889,765.49                    1.81
17.50  - 17.99             24               2,681,540.05                    0.62
18.00  - 18.49              8               1,243,532.46                    0.29
18.50  - 18.99              2                 179,474.95                    0.04
19.00+                      1                  54,406.12                    0.01
------------------------------------------------------------------------------------------
Total                   3,183            $435,541,041.72                  100.00%
------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  MINIMUM RATES

---------------------------------------------------------------------------------------------------
                      NUMBER OF
RANGE OF MINIMUM      MORTGAGE       STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
   RATES (%)            LOANS         DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------
 2.00% -  2.49%             1             $    99,821.02                            0.02%
 3.00  -  3.49              1                 214,482.60                            0.05
 3.50  -  3.99              1                 101,116.44                            0.02
 4.00  -  4.49              3                 565,377.09                            0.13
 4.50  -  4.99             17               2,723,948.91                            0.63
 5.00  -  5.49             37               6,082,658.63                            1.40
 5.50  -  5.99             70              11,185,011.74                            2.57
 6.00  -  6.49            235              36,074,997.31                            8.28
 6.50  -  6.99            379              58,398,413.76                           13.41
 7.00  -  7.49            381              54,695,243.03                           12.56
 7.50  -  7.75            290              43,287,130.99                            9.94
 7.76  -  7.99            317              44,603,456.08                           10.24
 8.00  -  8.49            430              56,445,062.84                           12.96
 8.50  -  8.99            518              65,369,883.68                           15.01
 9.00  -  9.49            222              25,981,618.47                            5.97
 9.50  -  9.99            172              19,142,777.38                            4.40
10.00  - 10.49             69               6,794,176.07                            1.56
10.50  - 10.99             28               2,679,108.88                            0.62
11.00  - 11.49              4                 291,535.68                            0.07
11.50  - 11.99              5                 433,593.95                            0.10
12.00  - 12.49              3                 371,627.17                            0.09
---------------------------------------------------------------------------------------------------
Total                   3,183            $435,541,041.72                          100.00%
---------------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            INITIAL PERIODIC RATE CAP

------------------------------------------------------------------------------------------------
                          NUMBER OF
       INITIAL PERIODIC   MORTGAGE       STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
         RATE CAP (%)       LOANS         DATE LOAN BALANCE ($)           DATE LOAN BALANCE
------------------------------------------------------------------------------------------------
           1.00%               31            $  4,575,063.46                      1.05%
           1.50                23               3,199,473.63                      0.73
           2.00               154              18,189,362.19                      4.18
           2.50                 1                 190,517.86                      0.04
           3.00             2,974             409,386,624.58                     93.99
------------------------------------------------------------------------------------------------
           Total            3,183            $435,541,041.72                    100.00%
------------------------------------------------------------------------------------------------

                          SUBSEQUENT PERIODIC RATE CAP

---------------------------------------------------------------------------------------------------------------
         SUBSEQUENT           NUMBER OF
      PERIODIC RATE CAP       MORTGAGE        STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
            (%)                 LOANS          DATE LOAN BALANCE ($)                     DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------------
           1.00%               2,521          $        333,999,991.94                           76.69%
           1.50                  644                    99,480,397.58                           22.84
           2.00                   16                     1,631,649.05                            0.37
           3.00                    2                       429,003.15                            0.10
---------------------------------------------------------------------------------------------------------------
           Total               3,183          $        435,541,041.72                          100.00%
---------------------------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------
   PREPAY         NUMBER OF
PENALTY TERM      MORTGAGE          STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
  (MONTHS)          LOANS            DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
 0                   331            $         49,309,618.97                 11.32%
12                   139                      22,118,950.37                  5.08
20                     1                         147,357.53                  0.03
21                     1                         145,335.95                  0.03
24                 1,916                     261,824,794.53                 60.11
25                     1                         122,361.82                  0.03
30                     7                       1,163,566.91                  0.27
31                     1                         126,212.36                  0.03
36                   786                     100,582,843.28                 23.09
---------------------------------------------------------------------------------------------
Total              3,183            $        435,541,041.72                100.00%
---------------------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

---------------------------------------------------------------------------------------------
                  NUMBER OF
CREDIT SCORE      MORTGAGE          STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
   RANGE            LOANS            DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
500 - 525             68                $  7,332,936.92                      1.68%
526 - 550            121                  15,982,111.39                      3.67
551 - 575            192                  24,189,613.65                      5.55
576 - 600            316                  39,488,656.15                      9.07
601 - 625            457                  59,786,944.08                     13.73
626 - 650            560                  78,911,548.39                     18.12
651 - 675            589                  82,067,011.02                     18.84
676 - 700            422                  61,440,717.32                     14.11
701 - 725            255                  38,190,733.86                      8.77
726 - 750            107                  15,485,402.44                      3.56
751 - 775             65                   8,641,677.75                      1.98
776 - 800             24                   3,227,149.16                      0.74
801+                   7                     796,539.59                      0.18
---------------------------------------------------------------------------------------------
Total              3,183                $435,541,041.72                    100.00%
---------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

--------------------------------------------------------------------------------------------
                                             COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                    6,085
TOTAL OUTSTANDING LOAN BALANCE               $  790,122,590.34
AVERAGE LOAN PRINCIPAL BALANCE               $      129,847.59      $10,584.83 - $480,974.29
WA COUPON                                                 7.85%                6.00% - 12.25%
WA ORIGINAL TERM (MO.)                                     345                     120 - 360
WA REMAINING TERM (MO.)                                    337                     104 - 358
WA ORIGINAL LTV                                          87.74%              13.43% - 100.00%
WA FICO                                                    657                     500 - 832
1ST LIENS (%)                                           100.00%
BALLOONS (%)                                              2.31%
LOAN TYPE
       FIXED                                             40.83%
       BALLOON                                            2.31%
       TEASER                                             1.73%
       2/28 ARM                                          52.43%
       3/27 ARM                                           2.70%

PROPERTY TYPE
         SINGLE FAMILY
         2-4 FAMILY                                      93.00%
         CONDO                                            2.08%
         PUD                                              2.58%
                                                          2.35%

OCCUPANCY STATUS
         PRIMARY HOME
         INVESTMENT                                      99.11%
         SECOND                                           0.78%
                                                          0.10%

LOAN PURPOSE
     CASH-OUT REFINANCE                                  74.19%
     PURCHASE                                            17.22%
     RATE/TERM REFI                                       8.58%

GEOGRAPHIC DISTRIBUTION
                                                  OH      8.62%
                                                  MI      8.23%
                                                  IL      6.52%
--------------------------------------------------------------------------------------------

---------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-----------------------------------------------------------------------------------
                            NUMBER OF
                             MORTGAGE             ORIGINAL            % OF ORIGINAL
  RANGE OF BALANCES ($)       LOANS            LOAN BALANCE ($)        LOAN BALANCE
-----------------------------------------------------------------------------------
$      0.01 - $ 25,000.00        20            $     396,267.31              0.05%
  25,000.01 -   50,000.00       291               12,161,778.26              1.53
  50,000.01 -   75,000.00       859               55,056,926.85              6.91
  75,000.01 -  100,000.00     1,141              100,329,874.00             12.60
 100,000.01 -  125,000.00       995              111,994,667.71             14.07
 125,000.01 -  150,000.00       923              127,368,159.18             16.00
 150,000.01 -  175,000.00       624              101,369,508.90             12.73
 175,000.01 -  200,000.00       436               81,654,417.35             10.25
 200,000.01 -  225,000.00       286               60,882,166.92              7.65
 225,000.01 -  250,000.00       168               40,095,883.50              5.04
 250,000.01 -  275,000.00       114               29,919,281.08              3.76
 275,000.01 -  300,000.00        75               21,548,639.75              2.71
 300,000.01 -  322,700.00        45               14,008,937.56              1.76
 322,700.01 -  350,000.00        44               14,771,588.27              1.86
 350,000.01 -  375,000.00        27                9,829,566.08              1.23
 375,000.01 -  400,000.00        25                9,762,875.63              1.23
 400,000.01 -  500,000.00        12                5,095,496.56              0.64
-----------------------------------------------------------------------------------
Total                         6,085            $ 796,246,034.91            100.00%
-----------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

------------------------------------------------------------------------------------------------------------
                            NUMBER OF
                            MORTGAGE
  RANGE OF BALANCES ($)       LOANS       STATISTICAL LOAN BALANCE ($)         % OF STATISTICAL LOAN BALANCE
------------------------------------------------------------------------------------------------------------
$      0.01 - $ 25,000.00        24       $                 483,237.99                       0.06%
  25,000.01 -   50,000.00       292                      12,138,470.34                       1.54
  50,000.01 -   75,000.00       873                      55,752,028.47                       7.06
  75,000.01 -  100,000.00     1,145                     100,398,474.32                      12.71
 100,000.01 -  125,000.00       998                     112,055,771.32                      14.18
 125,000.01 -  150,000.00       911                     125,227,815.05                      15.85
 150,000.01 -  175,000.00       631                     102,198,422.69                      12.93
 175,000.01 -  200,000.00       418                      77,991,040.53                       9.87
 200,000.01 -  225,000.00       287                      60,782,850.68                       7.69
 225,000.01 -  250,000.00       166                      39,408,204.88                       4.99
 250,000.01 -  275,000.00       116                      30,296,732.33                       3.83
 275,000.01 -  300,000.00        73                      20,894,106.96                       2.64
 300,000.01 -  322,700.00        49                      15,248,533.03                       1.93
 322,700.01 -  350,000.00        40                      13,439,476.95                       1.70
 350,000.01 -  375,000.00        25                       9,065,882.29                       1.15
 375,000.01 -  400,000.00        27                      10,487,647.12                       1.33
 400,000.01 -  500,000.00        10                       4,253,895.39                       0.54
------------------------------------------------------------------------------------------------------------
Total                         6,085       $             790,122,590.34                     100.00%
------------------------------------------------------------------------------------------------------------

----------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

                      NUMBER OF
RANGE OF MORTGAGE     MORTGAGE         STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
    RATES (%)           LOANS           DATE LOAN BALANCE ($)             DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------
 6.00% -  6.49%           375          $         59,260,799.26                   7.50%
 6.50  -  6.99            906                   135,173,958.15                  17.11
 7.00  -  7.49            798                   109,309,093.64                  13.83
 7.50  -  7.75            624                    86,624,216.12                  10.96
 7.76  -  7.99            703                    91,712,028.77                  11.61
 8.00  -  8.49            813                   102,513,040.99                  12.97
 8.50  -  8.99            981                   114,907,813.89                  14.54
 9.00  -  9.49            364                    40,005,004.98                   5.06
 9.50  -  9.99            321                    32,700,663.91                   4.14
10.00  - 10.49            112                    10,408,648.65                   1.32
10.50  - 10.99             58                     5,052,942.61                   0.64
11.00  - 11.49             16                     1,285,104.34                   0.16
11.50  - 11.99             11                       797,647.86                   0.10
12.00  - 12.99              3                       371,627.17                   0.05
-------------------------------------------------------------------------------------------------
Total                   6,085          $        790,122,590.34                 100.00%
-------------------------------------------------------------------------------------------------

----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

ORIGINAL TERM      NUMBER OF
 TO MATURITY       MORTGAGE         STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
  (MONTHS)           LOANS            DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------
 97 - 132               70          $          3,804,409.74                   0.48%
133 - 168                3                       281,255.20                   0.04
169 - 180              383                    37,870,132.59                   4.79
181 - 204                4                       245,000.30                   0.03
205 - 240              252                    28,795,887.30                   3.64
241 - 276                2                       149,913.33                   0.02
277 - 312               50                     5,491,376.71                   0.70
313 - 348                9                       908,557.96                   0.11
349 - 360            5,312                   712,576,057.21                  90.19
---------------------------------------------------------------------------------------------
Total                6,085          $        790,122,590.34                 100.00%
---------------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

REMAINING
 TERM TO        NUMBER OF
MATURITY        MORTGAGE        STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
(MONTHS)         LOANS            DATE LOAN BALANCE ($)               DATE LOAN BALANCE
--------------------------------------------------------------------------------------------
 97 - 132           70          $          3,804,409.74                       0.48%
133 - 168           38                     3,381,888.31                       0.43
169 - 180          350                    34,890,035.06                       4.42
181 - 216            4                       371,031.27                       0.05
217 - 228           57                     6,791,494.96                       0.86
229 - 240          193                    21,757,825.79                       2.75
241 - 276            2                       149,913.33                       0.02
277 - 312           51                     5,635,684.22                       0.71
313 - 324            2                       123,375.07                       0.02
325 - 336            3                       329,717.72                       0.04
337 - 348          674                    85,405,812.10                      10.81
349 - 360        4,641                   627,481,402.77                      79.42
--------------------------------------------------------------------------------------------
Total            6,085          $        790,122,590.34                     100.00%
--------------------------------------------------------------------------------------------

------------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    SEASONING

               NUMBER OF
SEASONING      MORTGAGE        STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
(MONTHS)         LOANS          DATE LOAN BALANCE ($)           DATE LOAN BALANCE
----------------------------------------------------------------------------------------
  0 -  6         1,430         $        185,820,590.32                23.52%
  7 - 12         4,036                  528,087,799.82                66.84
 13 - 18           619                   76,214,200.20                 9.65
----------------------------------------------------------------------------------------
Total            6,085         $        790,122,590.34               100.00%
----------------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO

                     NUMBER OF
RANGE OF ORIGINAL    MORTGAGE         STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
  LTV RATIO (%)        LOANS           DATE LOAN BALANCE ($)                DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------
 0.01% -  25.00%          19          $            650,586.18                        0.08%
25.01  -  30.00           13                       675,863.69                        0.09
30.01  -  35.00            7                       470,313.52                        0.06
35.01  -  40.00           33                     1,928,180.28                        0.24
40.01  -  45.00           35                     2,691,167.75                        0.34
45.01  -  50.00           42                     3,833,191.41                        0.49
50.01  -  55.00           48                     5,042,982.93                        0.64
55.01  -  60.00           82                     8,899,258.26                        1.13
60.01  -  65.00           95                    10,816,954.35                        1.37
65.01  -  70.00          170                    20,490,551.13                        2.59
70.01  -  75.00          322                    40,350,974.98                        5.11
75.01  -  80.00          958                   121,550,420.95                       15.38
80.01  -  85.00          577                    75,081,799.07                        9.50
85.01  -  90.00        1,249                   164,166,508.36                       20.78
90.01  -  95.00        1,033                   144,197,799.73                       18.25
95.01  - 100.00        1,402                   189,276,037.75                       23.96
--------------------------------------------------------------------------------------------------
Total                  6,085          $        790,122,590.34                      100.00%
--------------------------------------------------------------------------------------------------

-----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                     NUMBER OF
                     MORTGAGE         STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
OCCUPANCY TYPE         LOANS           DATE LOAN BALANCE ($)            DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
Investor                  70          $          6,195,319.48                   0.78%
Primary                6,010                   783,116,195.13                  99.11
Second Home                5                       811,075.73                   0.10
----------------------------------------------------------------------------------------------
Total                  6,085          $        790,122,590.34                 100.00%
----------------------------------------------------------------------------------------------

                                  PROPERTY TYPE

                     NUMBER OF
                     MORTGAGE          STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
PROPERTY TYPE          LOANS            DATE LOAN BALANCE ($)            DATE LOAN BALANCE
-----------------------------------------------------------------------------------------------
2-4 Family               122           $         16,411,284.79                  2.08%
Condo                    161                     20,353,623.01                  2.58
PUD                      105                     18,538,125.90                  2.35
Single Family          5,697                    734,819,556.64                 93.00
-----------------------------------------------------------------------------------------------
Total                  6,085           $        790,122,590.34                100.00%
-----------------------------------------------------------------------------------------------

                                  LOAN PURPOSE

                          NUMBER OF
                          MORTGAGE         STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
   LOAN PURPOSE             LOANS           DATE LOAN BALANCE ($)            DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------
Cash-out Refinance          4,488          $        586,213,647.25                 74.19%
Purchase                    1,041                   136,079,194.57                 17.22
Rate-term Refinance           556                    67,829,748.52                  8.58
---------------------------------------------------------------------------------------------------
Total                       6,085          $        790,122,590.34                100.00%
---------------------------------------------------------------------------------------------------

----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                      NUMBER OF
                      MORTGAGE         STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE      LOANS           DATE LOAN BALANCE ($)               DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------
Full Doc                5,804          $        748,408,078.70                    94.72%
NIQ                       281                    41,714,511.64                     5.28
--------------------------------------------------------------------------------------------------
Total                   6,085          $        790,122,590.34                   100.00%
--------------------------------------------------------------------------------------------------

                                  CREDIT GRADE

                NUMBER OF
                MORTGAGE        STATISTICAL CALCULATION      % OF STATISTICAL CALCULATION
CREDIT GRADE      LOANS          DATE LOAN BALANCE ($)             DATE LOAN BALANCE
-----------------------------------------------------------------------------------------
A+                 886          $        120,363,497.58                   15.23%
A                  851                   114,721,154.89                   14.52
B+               1,069                   148,132,566.26                   18.75
B                1,324                   171,717,726.00                   21.73
B-                   1                       169,707.91                    0.02
C+                 851                   104,153,427.96                   13.18
C                  762                    94,923,044.53                   12.01
C-                 287                    29,619,570.55                    3.75
CX                  54                     6,321,894.66                    0.80
-----------------------------------------------------------------------------------------
Total            6,085          $        790,122,590.34                  100.00%
-----------------------------------------------------------------------------------------

----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    LOAN TYPE

                       NUMBER OF
                       MORTGAGE           STATISTICAL CALCULATION     % OF STATISTICAL CALCULATION
 LOAN TYPE               LOANS             DATE LOAN BALANCE ($)           DATE LOAN BALANCE
--------------------------------------------------------------------------------------------------
2/28 Arm                 3,024            $        414,236,549.65                52.43%
3/27 Arm                   159                      21,304,492.07                 2.70
Fix Balloon                156                      18,276,841.73                 2.31
Fixed                    2,627                     322,616,686.09                40.83
Fixed Teaser               119                      13,688,020.80                 1.73
--------------------------------------------------------------------------------------------------
Total                    6,085            $        790,122,590.34               100.00%
--------------------------------------------------------------------------------------------------

                            GEOGRAPHICAL DISTRIBUTION

                    NUMBER OF
                    MORTGAGE          STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
    STATE             LOANS            DATE LOAN BALANCE ($)              DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------
Alabama                 90            $          9,252,273.35                   1.17%
Arizona                167                      21,580,967.09                   2.73
Arkansas                32                       3,424,410.64                   0.43
Colorado               134                      24,783,713.77                   3.14
Connecticut            103                      16,152,589.91                   2.04
Delaware                20                       2,747,421.24                   0.35
Idaho                   17                       1,953,019.10                   0.25
Illinois               345                      51,521,010.31                   6.52
Indiana                337                      32,976,604.96                   4.17
Iowa                    48                       4,674,658.11                   0.59
Kansas                  73                       7,992,864.95                   1.01
Kentucky               107                      10,704,120.42                   1.35
Louisiana               99                      10,368,396.34                   1.31
Maine                   10                       1,452,334.88                   0.18
Maryland               159                      28,819,539.11                   3.65
Massachusetts          108                      19,705,419.90                   2.49
Michigan               539                      65,065,666.58                   8.23
Minnesota              231                      36,465,891.26                   4.62
Mississippi             48                       4,557,132.67                   0.58
-------------------------------------------------------------------------------------------------

----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                    NUMBER OF
                    MORTGAGE        STATISTICAL CALCULATION          % OF STATISTICAL CALCULATION
     STATE            LOANS          DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
-------------------------------------------------------------------------------------------------
Missouri                246                   29,117,490.33                       3.69
Montana                   5                      583,004.27                       0.07
Nebraska                 36                    3,653,931.54                       0.46
Nevada                   56                    8,868,135.78                       1.12
New Hampshire            27                    3,891,368.97                       0.49
New Jersey              161                   27,156,076.33                       3.44
New Mexico               16                    2,391,092.08                       0.30
New York                218                   36,284,088.62                       4.59
North Carolina          224                   29,808,785.87                       3.77
North Dakota              2                      119,487.80                       0.02
Ohio                    600                   68,075,756.27                       8.62
Oklahoma                 53                    4,695,191.50                       0.59
Oregon                   64                    8,921,292.82                       1.13
Pennsylvania            333                   40,778,860.12                       5.16
Rhode Island             60                    9,278,379.68                       1.17
South Carolina          147                   17,039,027.45                       2.16
South Dakota              7                      800,219.55                       0.10
Tennessee               264                   27,476,980.61                       3.48
Texas                   232                   22,990,349.03                       2.91
Utah                     47                    7,089,352.93                       0.90
Vermont                   5                      792,989.86                       0.10
Virginia                337                   50,419,015.03                       6.38
Washington               85                   13,778,789.14                       1.74
West Virginia            23                    2,128,984.12                       0.27
Wisconsin               165                   19,428,719.30                       2.46
Wyoming                   5                      357,186.75                       0.05
-------------------------------------------------------------------------------------------------
Total                 6,085         $        790,122,590.34                     100.00%
-------------------------------------------------------------------------------------------------

----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2003-3
$[662,893,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

   PREPAY         NUMBER OF
PENALTY TERM      MORTGAGE          STATISTICAL CALCULATION       % OF STATISTICAL CALCULATION
  (MONTHS)          LOANS            DATE LOAN BALANCE ($)             DATE LOAN BALANCE
----------------------------------------------------------------------------------------------
 0                    917           $        115,295,418.67                  14.59%
12                    274                     43,127,856.40                   5.46
20                      1                        147,357.53                   0.02
21                      1                        145,335.95                   0.02
24                  2,014                    275,709,254.81                  34.89
25                      1                        122,361.82                   0.02
30                     16                      2,974,803.45                   0.38
31                      1                        126,212.36                   0.02
36                  2,860                    352,473,989.35                  44.61
----------------------------------------------------------------------------------------------
Total               6,085           $        790,122,590.34                 100.00%
----------------------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

                    NUMBER OF
CREDIT SCORE        MORTGAGE               STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
   RANGE              LOANS                 DATE LOAN BALANCE ($)                 DATE LOAN BALANCE
---------------------------------------------------------------------------------------------------------
500 - 525               114                $         12,338,740.26                        1.56%
526 - 550               191                          23,080,644.99                        2.92
551 - 575               302                          35,621,332.24                        4.51
576 - 600               496                          58,198,694.58                        7.37
601 - 625               737                          90,350,359.12                       11.43
626 - 650             1,011                         131,897,390.70                       16.69
651 - 675             1,047                         140,468,049.25                       17.78
676 - 700               834                         114,409,109.90                       14.48
701 - 725               635                          86,842,344.95                       10.99
726 - 750               364                          48,353,849.93                        6.12
751 - 775               250                          35,087,705.75                        4.44
776 - 800                81                          10,925,545.96                        1.38
801+                     23                $          2,548,822.71                        0.32
---------------------------------------------------------------------------------------------------------
Total                 6,085                $        790,122,590.34                      100.00%
---------------------------------------------------------------------------------------------------------

----------------
The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.